                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number   811-21293
                                                   -------------

                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2006
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                             SEMIANNUAL REPORT JUNE 30, 2006

                        NUVEEN INVESTMENTS
                        EXCHANGE-TRADED
                        CLOSED-END
                        FUNDS

            NUVEEN PREFERRED
             AND CONVERTIBLE
                 INCOME FUND
                         JPC

            NUVEEN PREFERRED
             AND CONVERTIBLE
               INCOME FUND 2
                         JQC

                        HIGH CURRENT INCOME FROM
                        A BALANCED PORTFOLIO OF
                        PREFERRED, CONVERTIBLE AND OTHER
                        INCOME-PRODUCING SECURITIES
                        AND EQUITIES

                                                                     NUVEEN LOGO

COVER PHOTO

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder:

      I am very pleased to report that over the six-month period covered by this report, your Fund continued to provide you with attractive monthly income from a diversified portfolio of quality preferred securities, convertible securities and high yield debt. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, AN INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

August 11, 2006

Nuveen Investments Exchange-Traded Closed-End Funds (JPC and JQC)

PORTFOLIO MANAGERS'
          COMMENTS

These Funds are subadvised by a team of specialists from Spectrum Asset Management, Inc. (Spectrum), Froley, Revy Investment Co., Inc. (Froley, Revy), and Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments.

Spectrum, an affiliate of Principal Capital(SM), manages the preferred securities portion of each Fund's portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team.

Froley, Revy, one of the oldest firms specializing in convertible securities, manages that portion of each Fund's portfolio. Their investment team is led by Andrea Revy O'Connell and Michael Revy, who each have more than 10 years experience in convertible securities investing.

The Symphony team managing the high yield securities and other debt and equity instruments in both Funds is led by Gunther Stein, Lenny Mason and Igor Lotsvin. Gunther, Lenny, and Igor have more than 35 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here representatives from Spectrum, Froley, Revy and Symphony talk about their management strategies and the performance of both Funds for the six-month period ended June 30, 2006.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?
On April 28, 2006, the Funds received authorization from their Board of Trustees to expand the range of permissible investments and implement a managed distribution policy. Going forward, Symphony, which acts as sub-advisor for approximately 20% of each Fund's portfolio, will be able to diversify its debt investments across high-yield bonds, senior loans and convertible securities, as well as invest up to 10% of each Fund's portfolio in equity securities. These changes are intended to better enable the Funds to meet their investment objectives and provide for increased capital appreciation potential over time. The investment parameters for the Fund's other sub-advisors, Spectrum and Froley, Revy, did not change. Additionally, the Fund's new managed distribution policy gives the Fund the flexibility to draw upon net investment income as well as realized and unrealized portfolio gains and non-taxable returns of principal when making their monthly distributions to common shareholders. See the Distribution and Share Price Information section of this report immediately following this question and answer section for more details about this managed distribution policy.

In the preferred sleeves of JPC and JQC we generally maintained the 60/40 portfolio mix between the $25 Par Preferred Securities (retail driven) asset type and the Capital Preferred Securities (institutionally driven) asset type. Dividends Received Deduction (DRD) tax advantaged securities were sold and the proceeds were reinvested roughly equally in fully taxable $25 Par Preferred Securities and in shares of competitor closed end funds (CEFs, also retail driven). The closed end funds were purchased over the first half of 2006 at prices that were a discount to the net asset value of the funds. Positions in closed end funds were 0.7% and 0.8% of total investments, respectively, at June 30, 2006.

In the Capital Preferred Securities asset type, we decreased concentrations in "Euro-listed" securities and purchased Yankee Tier 1 and Enhanced Capital Advantaged Preferred Securities, "ECAPS," that offered more return potential with less duration risk. We also sold some high coupon, callable Capital Securities that had little potential upside to purchase some new issues that were priced attractively. These actions were part of an ongoing effort to increase book yield while maintaining credit quality and diversity.

The overall management strategy for the convertible sleeves of JPC and JQC remained consistent with our mandate. We continued to focus on the "balanced" portion of the convertible universe, where we find an attractive risk/reward trade off between equity sensitivity and downside risk. The mandate changes during the first half of the year allowed for a lower weighting in investment grade securities from a 50% minimum to 40%. In both JPC and JQC, the weighting at June 30, 2006, was 46%. The Funds continue to be focused on the balanced sector of the convertible universe, making it more equity sensitive than the Merrill Lynch All Convertibles Index (VXA0).

For the high yield debt portion of both Funds, we continued to employ a value-oriented strategy, focusing on relatively higher-quality credits with stronger fundamental business models, more diversified revenue streams, and relatively low earnings volatility. We maintained our investments across a variety of industry sectors and rating tiers. We continued to eliminate positions that we believed had escalating credit issues, limited upside potential or significant downside risk.

HOW DID THE FUNDS PERFORM OVER THE SIX-MONTHS ENDED JUNE 30, 2006?
The performance of each Fund, as well as the performance of several widely followed market indexes, is shown in the nearby chart.

TOTAL RETURN ON NET ASSET VALUE
For the 6-month period ended June 30, 2006

----------------------------------------------------------------------------------------------------
JPC                                           -0.13%
----------------------------------------------------------------------------------------------------
JQC                                            0.42%
----------------------------------------------------------------------------------------------------
Comparative benchmark(1)                       0.78%
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 Comparative benchmark performance is a blended return consisting of: 1) 33% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $30 million and at least one year to maturity; 2) 27% of the Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency; 3) 30% of the Merrill Lynch All U.S. Convertibles Index, consisting of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; and 4) 10% of the CSFB High Yield Index, which includes approximately $375 billion of $US-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. Index returns do not include the effects of any management fees or fund expenses. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For more information, please see the individual Performance Overview pages in this report.

Early in the year, in the preferred sleeve, we continued to opportunistically increase the Fund's concentration in DRD securities due to the relative attractiveness of the sector. We had purchased Agency DRD securities at yield spreads relative to U.S. Treasuries of comparable maturity ranging between +140-160 basis points in 2005 and sold out the positions in the first half of 2006 at spreads of between +90-100 basis points. Other DRD securities, largely Financial and Banking names, were also sold at yield spreads approximately 85 basis points tighter than our purchase spreads in 2005. We have also benefited from the capital performance of the IPO market for floating rate DRD paper.

In the convertible sleeves of JPC and JQC the sectors that benefited the portfolio relative to the Merrill Lynch All Convertibles Index were Financials, Media, Transportation and Utilities.

Financial services companies represent the largest sector in the convertible universe at just under 20%. Over the past months, exposure to financials in the Funds has increased. There are several reasons for this. We believe that the Federal Reserve is close to ending its rate increases and the issues themselves tend to be of higher credit quality and lower equity sensitivity. In particular, we bought Affiliated Managers, Prudential and Wells Fargo bonds, all three of which have floating rate coupons, giving them very high bond floors. Blackrock Inc, a diversified investment manager, added strongly to returns in the first half due to strong underlying business trends and a merger with Merrill Lynch Investment Management. Media, Transportation and Utilities, combined, make up just over 10% of the convertible universe, but added value against the benchmark due to higher weights in the portfolio, combined with higher performance of the holdings themselves against the Merrill Lynch All Convertibles Index (VXA0) holdings. The real standout name of these was CSX Corp., a freight transportation company.

In the high yield and other securities sleeve Primedia and Cienna Corp performed well in JPC, while solid performers in JQC included OM Group and Primedia.

Sectors that negatively impacted the convertible portfolio relative to the convertibles index were Health Care, Technology, Consumer Discretionary, Industrials, Energy and Materials.

The Funds' convertibles Consumer Discretionary Sector performance lagged the index due to a relative underweight in General Motors. In the Materials sector, the Funds did not own (owned very little) Titanium Metals. The security is nearly impossible to invest in; its highly illiquid and 65+% is held by the Chairman of the company. However, Titanium Metals has added 40bps to the performance of the Index year to date. Additionally, it would have benefited the Funds to own more of the equity sensitive mining companies represented in this sector.

Energy and oil prices continued to be volatile. The Funds' convertibles portfolios were not positioned with as much equity sensitivity as the Index and, as a result, their weighted performance was lower, albeit nicely positive for the six month period. Devon Energy exchangeable into Chevron Corp. is one of the Fund's larger relative overweight positions because we considered the fundamentals on Chevron to be tremendously attractive, even though it trades at a discount to the group and has a lower beta.

The Capital Preferred Securities asset type experienced some indigestion when the Securities Valuation Office of the NAIC classified certain preferred securities as common equity for the insurance industry, which forced some insurance companies to sell those securities. We were able to take advantage of the widening yield spreads (relative to U.S. Treasuries) in ECAPS and certain Yankee issues to pick up yield. For example, we sold a Barclays Bank $25 par issue and bought a similar Barclays Capital Security for a yield pick up of 48 bps. We were also able to trade some of the higher beta issues for short term capital gains amidst the market uncertainty.

The NAIC's classification of the Lehman Brothers ECAPS and then of a Royal Bank of Scotland Yankee Tier 1 issue as common equity surprised the market and caused the Lehman Brothers Tier 1 Capital Security index yield spread relative to Treasuries to widen by 24 bps over the six month period. The Lehman Brothers Tier 1 Capital Security index returned -2.25% for the 1st half, underperforming the Lehman Aggregate Bond Index (a broad index of long-term government and investment grade corporate bonds) by 1.53%. The added volatility in the ECAPS and Tier 1 spaces provided some trading opportunities for the Funds; but, it caused the whole Capital Preferred Securities asset type to weaken. Weakness in global corporate debt was also a factor contributing to the relatively weaker performance of Capital Preferred Securities.

Several high yield bonds had a negative impact on Fund performance during the period. Our holdings in Dole Foods and Fairfax Financial negatively contributed to the overall performance of both JPC and JQC.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

DISTRIBUTION INFORMATION

Each of these Funds uses financial leverage in an effort to enhance its dividend-paying capabilities. While this strategy adds volatility to a Fund's net asset value and share price, it generally enhances the amount of income the Fund has to distribute to its common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their FundPreferred(TM) shareholders. As short-term rates rose through this reporting period, the Funds paid higher dividends to their FundPreferred shareholders.

Effective with the distribution payable June 1, 2006, the Funds are also implementing a Managed Distribution Policy, as described in the prospectuses for their respective common share initial public offerings in 2003. Under this policy, the Funds will make monthly distributions of a stated dollar amount per common share, comprised of net investment income, realized capital gains and/or, if necessary, non-taxable distributions (which generally are expected to represent unrealized capital appreciation).

Over this six month reporting period, both JPC and JQC announced increases in their monthly distribution to shareholders. JPC increased its monthly distribution to $0.095 from $0.085 a share. JQC increased its monthly distribution to $0.095 from $0.084 per share.

We are providing shareholders with an estimate of the source of each Fund's monthly distribution as of June 30, 2006. These estimates may, and likely will, vary over time based on the investment activities of each Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2006 and reported to you on Form 1099-DIV early in 2007. More details about each Fund's distributions are available monthly on www.nuveen.com/cef.

Each Fund estimates that its monthly distribution is comprised of 75% net investment income and, pursuant to the Fund's managed distribution policy, 25% capital appreciation consisting of either net realized capital gains and/or a return of capital. A portion of each Fund's net investment income represents distribution payments received from securities of real estate investment trusts (REITs) which may be re-characterized by the REITs for tax purposes after calendar year-end.

The foregoing presents information about the expected tax characteristics of the named Funds' distributions, to conform to a federal securities law requirement that any fund paying distributions from any sources other than net income disclose to shareholders the distribution portions attributable to such other sources. The funds provide this type of information on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions (and might well be confused by information about distribution characteristics that differed from the tax-based characteristics), and because the funds also believe that the distributions' tax characteristics fairly represent the economic basis of the Funds' distributions and returns. The breakdown of distribution characteristics according to GAAP likely would differ from the expected tax characteristics shown above.

SHARE REPURCHASE AND SHARE PRICE INFORMATION

On February 3, 2006, the Funds' Board of Trustees approved an open market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares. As of June 30, 2006, JPC had repurchased 432,200 common shares and JQC had repurchased 511,200 common shares.

As of June 30, 2006, the Funds' common shares were trading at discounts to their NAVs as shown in the accompanying chart:

                          AS OF 6/30/06                        6-MONTH AVERAGE
                               DISCOUNT                               DISCOUNT
------------------------------------------------------------------------------
JPC                              -9.90%                              -11.75%
------------------------------------------------------------------------------
JQC                             -10.43%                              -12.42%
------------------------------------------------------------------------------

Nuveen Preferred and Convertible Income Fund
JPC

Performance
     OVERVIEW As of June 30, 2006

PORTFOLIO APPLICATION
(as a % of total investments)
-------------------------------------------------------------------------------------
$25 par (or Similar) Preferred Securities                                       33.4%
-------------------------------------------------------------------------------------
Convertible Bonds                                                               24.2%
-------------------------------------------------------------------------------------
Capital Preferred Securities                                                    19.4%
-------------------------------------------------------------------------------------
Corporate Bonds                                                                  9.4%
-------------------------------------------------------------------------------------
Convertible Preferred Securities                                                 7.1%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           3.0%
-------------------------------------------------------------------------------------
Common Stocks                                                                    2.7%
-------------------------------------------------------------------------------------
Investment Companies                                                             0.7%
-------------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                              0.1%
-------------------------------------------------------------------------------------

Bar Chart:
2005-2006 MONTHLY DISTRIBUTIONS PER SHARE

Jul                                                                              0.090
Aug                                                                              0.090
Sep                                                                              0.085
Oct                                                                              0.085
Nov                                                                              0.085
Dec                                                                              0.085
Jan                                                                              0.085
Feb                                                                              0.085
Mar                                                                              0.085
Apr                                                                              0.085
May                                                                              0.095
Jun                                                                              0.095


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

7/01/05                                                                          13.34
                                                                                 13.46
                                                                                 13.52
                                                                                 13.38
                                                                                 13.72
                                                                                 13.46
                                                                                 13.18
                                                                                 13.13
                                                                                 13.20
                                                                                 13.31
                                                                                 13.21
                                                                                 12.81
                                                                                 12.49
                                                                                 12.63
                                                                                 12.37
                                                                                 11.99
                                                                                 12.05
                                                                                 11.99
                                                                                 12.09
                                                                                 12.03
                                                                                 12.12
                                                                                 12.16
                                                                                 11.98
                                                                                 11.88
                                                                                 11.97
                                                                                 12.37
                                                                                 12.47
                                                                                 12.51
                                                                                 12.53
                                                                                 12.71
                                                                                 12.76
                                                                                 12.70
                                                                                 12.71
                                                                                 12.75
                                                                                 12.53
                                                                                 12.53
                                                                                 12.62
                                                                                 12.38
                                                                                 12.27
                                                                                 11.98
                                                                                 12.03
                                                                                 12.12
                                                                                 12.45
                                                                                 12.45
                                                                                 12.43
                                                                                 12.36
                                                                                 12.51
                                                                                 12.41
                                                                                 12.22
                                                                                 12.28
6/30/06                                                                          12.29


FUND SNAPSHOT

-------------------------------------------------------------------------
Common Share Price                                                 $12.29
-------------------------------------------------------------------------
Common Share Net Asset Value                                       $13.64
-------------------------------------------------------------------------
Premium/(Discount) to NAV                                          -9.90%
-------------------------------------------------------------------------
Current Distribution Rate(1)                                        9.28%
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                  $1,359,421
-------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/26/03)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month
(Cumulative)                                                       7.13%       -0.13%

-------------------------------------------------------------------------------------
1-Year                                                             1.80%        1.89%

-------------------------------------------------------------------------------------
Since
Inception                                                          3.13%        7.32%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------
Commercial Banks                                              20.2%
-------------------------------------------------------------------
Insurance                                                     13.0%
-------------------------------------------------------------------
Real Estate                                                    9.4%
-------------------------------------------------------------------
Capital Markets                                                6.9%
-------------------------------------------------------------------
Diversified Financial Services                                 4.7%
-------------------------------------------------------------------
Media                                                          4.5%
-------------------------------------------------------------------
Hotels Restaurants & Leisure                                   2.8%
-------------------------------------------------------------------
Thrifts & Mortgage Finance                                     2.6%
-------------------------------------------------------------------
Oil, Gas, & Consumable Fuels                                   2.6%
-------------------------------------------------------------------
Specialty Retail                                               2.2%
-------------------------------------------------------------------
Communications Equipment                                       2.2%
-------------------------------------------------------------------
Pharmaceuticals                                                1.6%
-------------------------------------------------------------------
Diversified Telecommunication Services                         1.6%
-------------------------------------------------------------------
Biotechnology                                                  1.4%
-------------------------------------------------------------------
Aerospace & Defense                                            1.2%
-------------------------------------------------------------------
Software                                                       1.2%
-------------------------------------------------------------------
Electric Utilities                                             1.2%
-------------------------------------------------------------------
Energy Equipment & Services                                    1.2%
-------------------------------------------------------------------
Semiconductors & Equipment                                     1.2%
-------------------------------------------------------------------
Health Care Providers & Services                               1.1%
-------------------------------------------------------------------
Short-Term Investments                                         3.0%
-------------------------------------------------------------------
Other                                                         14.2%
-------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------
Wachovia Corporation                                          1.9%
------------------------------------------------------------------
ING Group NV                                                  1.7%
------------------------------------------------------------------
Union Planters Corporation                                    1.5%
------------------------------------------------------------------
Delphi Financial Group Inc.                                   1.5%
------------------------------------------------------------------
Countryside Financial Corporation                             1.5%
------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Nuveen Preferred and Convertible Income Fund 2
JQC

Performance
     OVERVIEW As of June 30, 2006


PORTFOLIO APPLICATION
(as a % of total investments)
-------------------------------------------------------------------------------------
$25 Par (or similar) Preferred Securities                                       31.4%
-------------------------------------------------------------------------------------
Convertible Bonds                                                               24.2%
-------------------------------------------------------------------------------------
Capital Preferred Securities                                                    21.0%
-------------------------------------------------------------------------------------
Corporate Bonds                                                                  9.6%
-------------------------------------------------------------------------------------
Convertible Preferred Securities                                                 7.1%
-------------------------------------------------------------------------------------
Common Stocks                                                                    3.0%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           2.8%
-------------------------------------------------------------------------------------
Investment Companies                                                             0.8%
-------------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                              0.1%
-------------------------------------------------------------------------------------

Bar Chart:
2005-2006 MONTHLY DISTRIBUTIONS PER SHARE

Jul                                                                             0.0885
Aug                                                                             0.0885
Sep                                                                             0.0840
Oct                                                                             0.0840
Nov                                                                             0.0840
Dec                                                                             0.0840
Jan                                                                             0.0840
Feb                                                                             0.0840
Mar                                                                             0.0840
Apr                                                                             0.0840
May                                                                             0.0950
Jun                                                                             0.0950

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

7/01/05                                                                          13.10
                                                                                 13.32
                                                                                 13.35
                                                                                 13.28
                                                                                 13.48
                                                                                 13.24
                                                                                 13.02
                                                                                 12.98
                                                                                 13.05
                                                                                 13.17
                                                                                 13.04
                                                                                 12.76
                                                                                 12.37
                                                                                 12.54
                                                                                 12.29
                                                                                 11.86
                                                                                 11.89
                                                                                 11.84
                                                                                 11.91
                                                                                 11.87
                                                                                 12.02
                                                                                 12.04
                                                                                 11.85
                                                                                 11.70
                                                                                 12.11
                                                                                 12.43
                                                                                 12.49
                                                                                 12.50
                                                                                 12.44
                                                                                 12.49
                                                                                 12.64
                                                                                 12.55
                                                                                 12.57
                                                                                 12.58
                                                                                 12.30
                                                                                 12.38
                                                                                 12.43
                                                                                 12.34
                                                                                 12.26
                                                                                 11.97
                                                                                 12.02
                                                                                 12.10
                                                                                 12.38
                                                                                 12.35
                                                                                 12.32
                                                                                 12.37
                                                                                 12.52
                                                                                 12.47
                                                                                 12.27
                                                                                 12.26
6/30/06                                                                          12.28


FUND SNAPSHOT

-------------------------------------------------------------------------
Common Share Price                                                 $12.28
-------------------------------------------------------------------------
Common Share Net Asset Value                                       $13.71
-------------------------------------------------------------------------
Premium/(Discount) to NAV                                         -10.43%
-------------------------------------------------------------------------
Current Distribution Rate(1)                                        9.28%
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                  $1,925,851
-------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 6/25/03)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month
(Cumulative)                                                       5.79%        0.42%

-------------------------------------------------------------------------------------
1-Year                                                             2.97%        2.67%

-------------------------------------------------------------------------------------
Since
Inception                                                          1.72%        6.50%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------
Commercial Banks                                              20.3%
-------------------------------------------------------------------
Insurance                                                     13.5%
-------------------------------------------------------------------
Real Estate                                                    7.9%
-------------------------------------------------------------------
Capital Markets                                                7.4%
-------------------------------------------------------------------
Media                                                          5.4%
-------------------------------------------------------------------
Diversified Financial Services                                 5.4%
-------------------------------------------------------------------
Hotels, Restaurants & Leisure                                  2.9%
-------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                    2.6%
-------------------------------------------------------------------
Specialty Retail                                               2.2%
-------------------------------------------------------------------
Communications Equipment                                       2.2%
-------------------------------------------------------------------
Diversified Telecommunication Services                         1.8%
-------------------------------------------------------------------
Pharmaceuticals                                                1.6%
-------------------------------------------------------------------
Biotechnology                                                  1.4%
-------------------------------------------------------------------
Thrifts & Mortgage Finance                                     1.4%
-------------------------------------------------------------------
Semiconductors & Equipment                                     1.3%
-------------------------------------------------------------------
Energy Equipment & Services                                    1.2%
-------------------------------------------------------------------
Aerospace & Defense                                            1.2%
-------------------------------------------------------------------
Short-Term Investments                                         2.8%
-------------------------------------------------------------------
Other                                                         17.5%
-------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------
Wachovia Corporation                                          2.0%
------------------------------------------------------------------
JPMorgan Chase & Company                                      1.9%
------------------------------------------------------------------
Washington Mutual                                             1.8%
------------------------------------------------------------------
AgFirst Farm Credit Bank                                      1.5%
------------------------------------------------------------------
Banco Santander                                               1.4%
------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Shareholder
       MEETING REPORT

The shareholder meeting was held in the offices of Nuveen Investments on March 29, 2006.

                                                                           JPC                                JQC
------------------------------------------------------------------------------------------------------------------------------
   APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Common and                         Common and
                                                                  Preferred       Preferred          Preferred       Preferred
                                                              shares voting   shares voting      shares voting   shares voting
                                                                   together        together           together        together
                                                                 as a class      as a class         as a class      as a class
------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
    For                                                        92,225,342            --           130,477,986           --
    Withhold                                                    1,694,956            --             2,328,749           --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       93,920,298            --           132,806,735           --
------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown
    For                                                        92,433,983            --           130,523,271           --
    Withhold                                                    1,486,315            --             2,283,464           --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       93,920,298            --           132,806,735           --
------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans
    For                                                        92,485,474            --           130,592,203           --
    Withhold                                                    1,434,824            --             2,214,532           --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       93,920,298            --           132,806,735           --
------------------------------------------------------------------------------------------------------------------------------
William C. Hunter
    For                                                        92,377,688            --           130,508,167           --
    Withhold                                                    1,542,610            --             2,298,568           --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       93,920,298            --           132,806,735           --
------------------------------------------------------------------------------------------------------------------------------
David J. Kundert
    For                                                        92,372,431            --           130,487,045           --
    Withhold                                                    1,547,867            --             2,319,690           --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       93,920,298            --           132,806,735           --
------------------------------------------------------------------------------------------------------------------------------
William J. Schneider
    For                                                                --        25,032                    --       34,363
    Withhold                                                           --           129                    --          230
------------------------------------------------------------------------------------------------------------------------------
   Total                                                               --        25,161                    --       34,593
------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                                --        25,036                    --       34,358
    Withhold                                                           --           125                    --          235
------------------------------------------------------------------------------------------------------------------------------
   Total                                                               --        25,161                    --       34,593
------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
    For                                                        92,429,685            --           130,605,309           --
    Withhold                                                    1,490,613            --             2,201,426           --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       93,920,298            --           132,806,735           --
------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine
    For                                                        92,484,421            --           130,572,910           --
    Withhold                                                    1,435,877            --             2,233,825           --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       93,920,298            --           132,806,735           --
------------------------------------------------------------------------------------------------------------------------------

Nuveen Preferred and Convertible Income Fund (JPC)

Portfolio of
        INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 4.2% (2.7% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 0.1%
     3,547   Hexcel Corporation, (2)                                                                         $       55,723
     7,816   Lockheed Martin Corporation                                                                            560,720
     2,470   Precision Castparts Corporation                                                                        147,607
---------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                              764,050
             --------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.1%
     9,682   FedEx Corporation                                                                                    1,131,439
     4,970   Ryder System Inc.                                                                                      290,397
---------------------------------------------------------------------------------------------------------------------------
             Total Air Freight & Logistics                                                                        1,421,836
             --------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.0%
     8,064   Southwest Airlines Co.                                                                                 132,008
---------------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 0.1%
    11,660   Coca-Cola Company                                                                                      501,613
     9,436   Pepsi Bottling Group Inc.                                                                              303,367
     3,436   PepsiCo, Inc.                                                                                          206,297
---------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                      1,011,277
             --------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.1%
     5,533   Genentech, Inc., (2)                                                                                   452,599
     9,188   Gilead Sciences, Inc., (2)                                                                             543,562
---------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                    996,161
             --------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.1%
     3,875   Calamos Asset Management, Inc. Class A                                                                 112,336
     2,631   Greenhill & Co Inc.                                                                                    159,860
     7,110   Lehman Brothers Holdings Inc.                                                                          463,217
     1,493   OptionsXpress Holdings Inc.                                                                             34,802
---------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                  770,215
             --------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.0%
     7,600   Airgas, Inc.                                                                                           283,100
---------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.3%
     9,230   Bank of Hawaii Corporation                                                                             457,808
     2,361   Boston Private Financial Holdings Inc.                                                                  65,872
     6,050   Colonial BancGroup Inc.                                                                                155,364
     3,064   Greater Bay Bancorp                                                                                     88,090
     4,450   Marshall and Ilsley Corporation                                                                        203,543
     4,000   Northern Trust Corporation                                                                             221,200
    13,140   PNC Financial Services Group, Inc.                                                                     922,034
     8,007   Washington Mutual, Inc.                                                                                364,959
     7,270   Whitney Holding Corporation                                                                            257,140
     4,980   Zions Bancorporation                                                                                   388,141
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               3,124,151
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.3%
     2,560   Administaff, Inc.                                                                                       91,674
     1,803   American Ecology Corporation                                                                            47,780
     3,146   Consolidated Graphics Inc., (2)                                                                        163,781
     8,739   Corporate Executive Board Company                                                                      875,648
     5,780   Equifax Inc.                                                                                           198,485
    10,869   Global Payments Inc.                                                                                   527,690
    15,808   R.R. Donnelley & Sons Company                                                                          505,066

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES (continued)
    12,560   Republic Services, Inc.                                                                         $      506,670
     2,640   SEI Investments Company                                                                                129,043
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                 3,045,837
             --------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.2%
    15,270   Comverse Technology, Inc., (2)                                                                         301,888
    34,990   Corning Incorporated, (2)                                                                              846,408
     1,463   Harris Corporation                                                                                      60,729
    21,340   QUALCOMM Inc.                                                                                          855,094
---------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                       2,064,119
             --------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.1%
    11,321   Apple Computer, Inc., (2)                                                                              646,656
    16,010   Hewlett-Packard Company                                                                                507,197
     1,050   Komag Inc., (2)                                                                                         48,489
     4,973   Network Appliance Inc., (2)                                                                            175,547
---------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                        1,377,889
             --------------------------------------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING - 0.0%
       953   Shaw Group Inc., (2)                                                                                    26,493
---------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.1%
    51,105   Americredit Corp., (2)                                                                               1,426,852
     5,510   Capital One Financial Corporation                                                                      470,830
---------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                               1,897,682
             --------------------------------------------------------------------------------------------------------------
             DISTRIBUTORS - 0.0%
       944   Keystone Automotive Industries Inc., (2)                                                                39,856
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES - 0.0%
     4,279   Jackson Hewitt Tax Services Inc.                                                                       134,147
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 0.0%
     4,230   CBOT Holdings, Inc. Class A, (2)                                                                       505,866
     2,743   Moody's Corporation                                                                                    149,384
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                   655,250
             --------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
    39,410   Sprint Nextel Corporation                                                                              787,806
---------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.2%
    14,670   PG&E Corporation                                                                                       576,238
    25,414   TXU Corporation                                                                                      1,519,503
---------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                             2,095,741
             --------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.1%
     8,760   Emerson Electric Co.                                                                                   734,176
     1,744   Ormat Technologies Inc.                                                                                 66,534
     2,543   Smith AO Corporation                                                                                   117,893
---------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                             918,603
             --------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
     1,944   Itron Inc., (2)                                                                                        115,201
     3,848   Millipore Corporation, (2)                                                                             242,386
     4,497   Parker Hannifin Corporation                                                                            348,967
     4,224   Plexus Corporation, (2)                                                                                144,503
     4,247   Teledyne Technologies Inc., (2)                                                                        139,132
     6,664   Waters Corporation, (2)                                                                                295,882
---------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                             1,286,071
             --------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 0.0%
     2,915   Helix Energy Solutions Group, (2)                                                                      117,649
     3,249   Unit Corporation, (2)                                                                                  184,836
     3,050   Veritas DGC Inc., (2)                                                                                  157,319
---------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                      459,804
             --------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.0%
     6,240   Whole Foods Market, Inc.                                                                               403,354
---------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.2%
    15,842   Archer-Daniels-Midland Company                                                                  $      653,958
    24,040   Monsanto Company                                                                                     2,023,928
---------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                  2,677,886
             --------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.1%
    32,280   Energen Corporation                                                                                  1,239,875
---------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
     4,896   American Medical Systems Holdings, Inc., (2)                                                            81,518
    12,760   Baxter International Inc.                                                                              469,058
     6,810   Dade Behring Holdings Inc.                                                                             283,568
     2,962   Express Scripts, Inc., (2)                                                                             212,494
    21,250   Hospira Inc., (2)                                                                                      912,475
     6,573   Kinetic Concepts Inc., (2)                                                                             290,198
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                               2,249,311
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.2%
     4,206   Healthways Inc., (2)                                                                                   221,404
     6,220   Humana Inc., (2)                                                                                       334,014
    14,187   Quest Diagnostics Incorporated                                                                         850,085
    16,240   Sierra Health Services Inc., (2)                                                                       731,287
     4,272   Surmodics Inc., (2)                                                                                    154,262
     1,753   Wellcare Health Plans Inc., (2)                                                                         85,985
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                               2,377,037
             --------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 0.1%
    14,546   Choice Hotels International, Inc.                                                                      881,488
     2,657   Panera Bread Company, (2)                                                                              178,657
     4,754   Starbucks Corporation, (2)                                                                             179,511
     4,967   Station Casinos Inc.                                                                                   338,153
---------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                  1,577,809
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    43,271   Newell Rubbermaid Inc.                                                                               1,117,690
     1,960   Stanley Works                                                                                           92,551
---------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                             1,210,241
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 0.1%
    12,510   Colgate-Palmolive Company                                                                              749,349
     5,577   Kimberly-Clark Corporation                                                                             344,101
---------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                             1,093,450
             --------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.1%
     6,740   3M Co.                                                                                                 544,390
     8,870   General Electric Company                                                                               292,355
---------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                         836,745
             --------------------------------------------------------------------------------------------------------------
             INSURANCE - 0.2%
    15,295   AFLAC Incorporated                                                                                     708,923
     1,021   First American Corporation                                                                              43,158
    14,553   HCC Insurance Holdings Inc.                                                                            428,440
     2,387   Philadelphia Consolidated Holding Corporation, (2)                                                      72,469
     2,104   Tower Group Inc.                                                                                        63,646
    53,510   W.R. Berkley Corporation                                                                             1,826,296
---------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      3,142,932
             --------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.0%
     5,536   Coldwater Creek Inc., (2)                                                                              148,143
     3,631   MSC Industrial Direct Inc., Class A                                                                    172,727
---------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                        320,870
             --------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.0%
       516   Google Inc., Class A, (2)                                                                              216,374
     2,128   j2 Global Communications, Inc., (2)                                                                     66,436
---------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                     282,810
             --------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
     3,582   Websense Inc., (2)                                                                              $       73,574
---------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 0.0%
       887   Freightcar America Inc.                                                                                 49,237
     4,123   Harsco Corporation                                                                                     321,429
     2,990   Joy Global Inc.                                                                                        155,749
     1,600   Paccar Inc.                                                                                            131,808
---------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                        658,223
             --------------------------------------------------------------------------------------------------------------
             MEDIA - 0.2%
     8,010   Cablevision Systems Corporation, (2)                                                                   171,815
     3,984   Comcast Corporation, Class A, (2)                                                                      130,436
    21,340   DIRECTV Group, Inc., (2)                                                                               352,110
     7,967   John Wiley and Sons Inc., Class A                                                                      264,504
     6,356   Liberty Global Inc, A Shares, (2)                                                                      136,654
     6,360   Liberty Global Inc., Class C, (2)                                                                      130,825
     1,391   Lodgenet Entertainment Corporation, (2)                                                                 25,942
     8,510   McGraw-Hill Companies, Inc.                                                                            427,457
    36,390   Time Warner Inc.                                                                                       629,547
---------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                          2,269,290
             --------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.0%
       921   Phelps Dodge Corporation                                                                                75,669
     2,748   Quanex Corporation                                                                                     118,356
---------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                  194,025
             --------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.1%
     3,992   Casey's General Stores, Inc.                                                                            99,840
     8,620   Dollar Tree Stores Inc., (2)                                                                           228,430
    14,600   Kohl's Corporation, (2)                                                                                863,152
---------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                               1,191,422
             --------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.1%
    10,290   EOG Resources, Inc.                                                                                    713,509
     1,550   Frontier Oil Corporation                                                                                50,220
     1,860   Houston Exploration Company, (2)                                                                       113,813
     2,046   Parallel Petroleum Corporation, (2)                                                                     50,557
     3,086   Pioneer Drilling Company, (2)                                                                           47,648
     8,495   Sunoco, Inc.                                                                                           588,619
     4,802   Valero Energy Corporation                                                                              319,429
     3,252   W&T Offshore Inc.                                                                                      126,470
---------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                    2,010,265
             --------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.0%
     7,800   Plum Creek Timber Company                                                                              276,900
---------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.1%
     4,170   Allergan Inc.                                                                                          447,274
     4,261   Alpharma Inc.                                                                                          102,434
    39,230   King Pharmaceuticals Inc., (2)                                                                         666,910
---------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                1,216,618
             --------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.1%
     1,250   American Home Mortgage Investment Corp.                                                                 46,075
     2,450   Camden Property Trust                                                                                  180,198
     3,771   Equity Inns Inc.                                                                                        62,448
     3,390   Health Care Property Investors Inc.                                                                     90,649
     2,606   LaSalle Hotel Properties                                                                               120,658
     3,436   Public Storage, Inc.                                                                                   260,792
     2,481   SL Green Realty Corporation                                                                            271,595
     5,621   Tanger Factory Outlet Centers                                                                          181,952
       793   Taubman Centers Inc.                                                                                    32,434
     4,073   United Dominion Realty Trust                                                                           114,085
---------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                    1,360,886
             --------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.0%
     5,172   Burlington Northern Santa Fe Corporation                                                               409,881
---------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.1%
     9,378   Advanced Micro Devices, Inc., (2)                                                               $      229,011
     9,149   Entegris Inc., (2)                                                                                      87,190
    13,629   Freescale Semiconductor, Inc., Class B, (2)                                                            400,693
    16,560   Micron Technology, Inc., (2)                                                                           249,394
     2,128   Microsemi Corporation, (2)                                                                              51,881
    28,780   National Semiconductor Corporation                                                                     686,403
     1,168   Netlogic Microsystems Inc., (2)                                                                         37,668
    12,600   QLogic Corporation, (2)                                                                                217,224
     1,079   Silicon Laboratories Inc., (2)                                                                          37,927
---------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                     1,997,391
             --------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.1%
     3,315   Aspen Technology Inc., (2)                                                                              43,493
    14,199   Autodesk, Inc., (2)                                                                                    489,298
     2,338   Blackbaud, Inc.                                                                                         53,073
    27,980   BMC Software Inc., (2)                                                                                 668,722
     7,350   Intuit Inc., (2)                                                                                       443,867
     6,690   Reynolds and Reynolds Company                                                                          205,182
     4,313   Salesforce.com, Inc., (2)                                                                              114,985
---------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                       2,018,620
             --------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.1%
    18,680   Ann Taylor Stores Corporation, (2)                                                                     810,338
     2,156   Build-A-Bear-Workshop, Inc., (2)                                                                        46,376
     2,776   Childrens Place Retail Stores Inc., (2)                                                                166,699
    11,140   Circuit City Stores, Inc.                                                                              303,231
     5,226   Claire's Stores, Inc.                                                                                  133,315
     7,490   Select Comfort Corporation, (2)                                                                        172,057
    10,594   Staples, Inc.                                                                                          257,646
---------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                               1,889,662
             --------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.0%
     4,309   Guess Inc., (2)                                                                                        179,901
     2,239   Nike Inc., Class B                                                                                     181,359
     1,601   Skechers USA Inc., (2)                                                                                  38,600
---------------------------------------------------------------------------------------------------------------------------
             Total Textiles, Apparel & Luxury Goods                                                                 399,860
             --------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.0%
     6,020   Washington Federal Inc.                                                                                139,604
---------------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     2,164   GATX Corporation                                                                                        91,970
---------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $56,545,344)                                                              56,902,607
             --------------------------------------------------------------------------------------------------------------
    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 10.8% (7.1% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 0.6%
   174,725   Ford Motor Company Capital Trust II                       6.500%                        CCC+      $    4,857,355
             General Motors Corporation, Convertible Notes,
   180,820    Senior Debentures, Series B                              5.250%                          B-           3,345,170
-----------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                      8,202,525
             ----------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 1.2%
    97,750   Affiliated Managers Group Inc.                            5.100%                          BB           4,594,250
   212,750   E*Trade Financial Corporation                             6.125%                         Ba3           6,369,735
   130,005   Lazard Limited                                            6.625%                         Ba1           4,680,180
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                 15,644,165
             ----------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.7%
   223,800   Celanese Corporation                                      4.250%                         N/R           6,671,478
    85,255   Huntsman Corporation                                      5.000%                         N/R           3,312,157
-----------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                        9,983,635
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 1.7%
 3,900,000   Fortis Insurance NV, 144A                                 7.750%                          A+           5,061,342
   257,400   Marshall and Ilsley Corporation                           6.500%                          A2           6,916,338

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
   126,000   National Australia Bank Limited                           7.875%                         N/R      $    5,353,740
   105,800   Washington Mutual, Inc., Unit 1 Trust                     5.375%                        Baa1           6,017,904
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                23,349,324
             ----------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.7%
 9,800,000   SLM Corporation                                           5.050%                           A           9,938,278
-----------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.4%
    66,200   Entergy Corporation                                       7.625%                         BBB           3,324,564
    56,800   PNM Resources Inc.                                        6.750%                        Baa3           2,788,880
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                               6,113,444
             ----------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.2%
    38,110   Omnicare Capital Trust II, Series B                       4.000%                          BB           2,403,217
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 3.6%
   138,190   Aspen Insurance Holdings Limited                          5.625%                        BBB-           6,857,679
   202,250   Chubb Corporation                                         7.000%                           A           7,125,267
   368,765   Genworth Financial Inc.                                   6.000%                           A          13,884,002
    61,200   Hartford Financial Services Group, Inc.                   7.000%                           A           4,593,060
   154,345   IPC Holdings Limited                                      7.250%                        BBB-           3,839,332
   418,700   MetLife Inc., Convertible, Series B                       6.375%                        BBB+          11,543,559
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                       47,842,899
             ----------------------------------------------------------------------------------------------------------------
             MEDIA - 0.2%
    96,750   Interpublic Group Companies Inc., Series A                5.375%                         N/R           3,096,000
-----------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.2%
     1,755   Freeport McMoran Copper & Gold, Inc.                      5.500%                          B-           2,199,234
-----------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.6%
    35,460   Chesapeake Energy Corporation, 144A                       5.000%                           B           3,630,218
    37,000   Chesapeake Energy Corporation                             4.500%                          B+           3,468,750
    12,965   Hess Corporation                                          7.000%                          BB           1,720,455
-----------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                      8,819,423
             ----------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.7%
    63,350   New York Community Bancorp Inc Capital Trust V            6.000%                        Baa2           2,974,283
   239,350   PMI Group Inc.                                            5.875%                          A1           6,086,670
-----------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                       9,060,953
             ----------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES (COST
              $140,507,095)                                                                                       146,653,097
             ----------------------------------------------------------------------------------------------------------------
    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 50.7% (33.4% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 4.8%
   270,987   BNY Capital Trust V, Series F                             5.950%                          A1      $    6,118,886
   148,200   Compass Capital Trust III                                 7.350%                          A3           3,675,360
    11,300   CSFB USA, Series 2002-10 (SATURNS)                        7.000%                         AA-             279,110
    41,500   First Union Institutional Capital II (CORTS)              8.200%                          A1           1,109,918
     4,000   Goldman Sachs Capital I, Series A (CORTS)                 6.000%                          A1              87,480
     3,800   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)        6.000%                          A1              83,106
    39,600   Goldman Sachs Group Inc., Series 2004-4 (CORTS)           6.000%                          A1             859,716
     5,000   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                          A1             109,500
     3,000   Goldman Sachs Group Incorporated (SATURNS)                5.750%                         Aa3              63,930
             Lehman Brothers Holdings Capital Trust III, Series
   528,988    K                                                        6.375%                          A2          12,219,623
             Lehman Brothers Holdings Capital Trust IV, Series
     2,400    L                                                        6.375%                          A2              55,800
    29,900   Merrill Lynch Capital Trust II                            8.000%                          A1             758,264
   149,500   Merrill Lynch Preferred Capital Trust III                 7.000%                          A1           3,718,065
   124,400   Merrill Lynch Preferred Capital Trust IV                  7.120%                          A1           3,123,684
   242,500   Merrill Lynch Preferred Capital Trust V                   7.280%                          A1           6,159,500
    29,000   Merrill Lynch Preferred Capital Trust                     7.750%                          A1             738,050
    71,100   Morgan Stanley Capital Trust II                           7.250%                          A1           1,794,564
   333,722   Morgan Stanley Capital Trust III                          6.250%                          A1           7,542,117

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS (continued)
   717,800   Morgan Stanley Capital Trust IV                           6.250%                          A1      $   16,200,746
    18,200   Morgan Stanley Capital Trust V                            5.750%                          A+             382,018
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                 65,079,437
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 9.2%
    20,700   Abbey National PLC, Series B                              7.375%                           A             541,512
    63,400   Abbey National PLC, Series B                              7.250%                          A1           1,592,608
   173,100   Abbey National PLC, Series C                              7.375%                          A2           4,431,360
    35,700   ABN AMRO Capital Fund Trust V                             5.900%                           A             776,832
    10,000   ABN AMRO Capital Trust Fund VII                           6.080%                           A             226,400
    73,500   ASBC Capital I                                            7.625%                        Baa1           1,865,430
    68,785   BAC Capital Trust I                                       7.000%                         Aa3           1,698,990
   136,755   BAC Capital Trust II                                      7.000%                         Aa3           3,417,507
   284,700   BAC Capital Trust III                                     7.000%                         Aa3           7,148,817
    52,569   Banco Santander                                           6.410%                          A2           1,261,656
    63,400   Banco Totta & Acores Finance, Series A                    8.875%                          A3           1,618,684
     9,100   BancorpSouth Capital Trust I                              8.150%                        Baa2             228,683
   231,600   Banesto Holdings, Series A, 144A                         10.500%                          A2           7,005,900
    81,700   Bank One Capital Trust VI                                 7.200%                          A1           2,058,840
    35,700   BankNorth Capital Trust II                                8.000%                          A3             902,139
 6,600,000   BOI Capital Funding 3, 144A                               6.107%                          A2           6,157,199
    62,300   Chittenden Capital Trust I                                8.000%                        Baa1           1,596,749
   107,000   Cobank ABC, 144A, (6)                                     7.000%                         N/R           5,446,407
    85,900   Comerica Capital Trust I                                  7.600%                          A3           2,148,359
   306,079   Fleet Capital Trust VII                                   1.800%                         Aa3           7,636,671
   338,700   Fleet Capital Trust VIII                                  7.200%                         Aa3           8,555,562
   775,520   HSBC Finance Corporation                                  6.875%                         Aa3          19,341,469
   164,700   National Commerce Capital Trust II                        7.700%                          A1           4,150,440
    43,550   PNC Capital Trust                                         6.125%                          A3             962,455
   117,538   Royal Bank of Scotland Group PLC, Series L                5.750%                          A1           2,529,418
    91,395   Royal Bank of Scotland Group PLC, Series N                6.350%                          A1           2,161,492
    87,500   SunTrust Capital Trust IV                                 7.125%                          A1           2,163,875
    74,300   SunTrust Capital Trust V                                  7.050%                          A1           1,834,467
   199,300   USB Capital Trust IV                                      7.350%                         Aa3           5,034,318
    81,200   USB Capital Trust V                                       7.250%                         Aa3           2,036,496
   400,700   USB Capital Trust VI                                      5.750%                         Aa3           8,462,784
    36,050   USB Capital Trust VII                                     5.875%                         Aa3             776,878
    33,400   VNB Capital Trust I                                       7.750%                        Baa1             841,012
    47,100   Well Fargo Capital Trust IX                               5.625%                         Aa2             996,636
    10,400   Wells Fargo Capital Trust IV                              7.000%                         Aa2             258,960
    80,735   Wells Fargo Capital Trust V                               7.000%                         Aa2           2,004,650
    15,100   Wells Fargo Capital Trust VI                              6.950%                         Aa2             372,064
   127,369   Wells Fargo Capital Trust VII                             5.850%                         Aa2           2,802,118
    80,700   Zions Capital Trust B                                     8.000%                        Baa1           2,088,516
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               125,134,353
             ----------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.1%
    22,200   IBM Inc., Series 2001-1 (SATURNS)                         7.125%                          A+             550,338
     4,600   IBM Inc., Trust Certificates, Series 2001-2               7.100%                          A+             114,057
     2,400   IBM Trust II (CORTS)                                      7.125%                          A+              59,448
     9,400   IBM Trust III (CORTS)                                     7.200%                          A+             234,812
     2,900   IBM Trust IV (CORTS)                                      7.000%                          A+              71,920
-----------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                          1,030,575
             ----------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.1%
    39,600   Household Capital Trust VII                               7.500%                          A1             999,108
    39,700   SLM Corporation                                           6.000%                           A             860,696
-----------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                                 1,859,804
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 5.2%
    15,100   BBVA Preferred Capital Ltd., Series B                     7.750%                          A1             377,953
   110,100   CIT Group Inc., Series A, (6)                             6.350%                        BBB+           2,698,551
    16,500   CIT Group Incorporated (CORTS)                            7.750%                          A3             437,415
    63,960   Citigroup Capital Trust IX                                6.000%                         Aa2           1,428,866
    86,500   Citigroup Capital Trust VII                               7.125%                         Aa2           2,167,690
   307,064   Citigroup Capital Trust VIII                              6.950%                         Aa2           7,572,198
    66,300   Citigroup Inc., Series G, (6)                             6.213%                         Aa3           3,315,000

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES (continued)
    63,600   Citigroup Inc., Series M, (6)                             5.864%                         Aa3      $    3,136,116
    13,000   Citigroup, Series CIT (CORTS)                             6.750%                          A3             318,110
     4,100   General Electric Capital Corporation (CORTS)              6.000%                         AAA              94,505
    33,100   General Electric Capital Corporation                      6.625%                         AAA             816,246
   575,518   ING Group N.V.                                            7.200%                           A          14,681,464
   786,475   ING Group N.V.                                            7.050%                           A          19,842,764
    16,800   ING Group N.V.                                            6.200%                           A             385,896
    32,700   JPM Capital Trust (CORTS)                                 7.200%                          A1             828,618
    54,000   JPMorgan Chase & Company (PCARS)                          7.125%                          A2           1,331,100
   395,367   JPMorgan Chase Capital Trust X                            7.000%                          A1           9,824,870
    22,800   JPMorgan Chase Capital Trust XVI                          6.350%                          A1             528,732
             JPMorgan Chase Trust, Series 2002-6, Class A
    48,200    (SATURNS)                                                7.125%                          A1           1,232,956
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                  71,019,050
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
    21,400   BellSouth Capital Funding (CORTS)                         7.100%                           A             535,000
    17,400   BellSouth Corporation (CORTS)                             7.000%                         Aa3             424,038
    33,200   BellSouth Corporation, Series 2001-3 (SATURNS)            7.125%                           A             796,800
    11,900   BellSouth Corporation                                     7.125%                           A             285,124
    10,000   BellSouth Inc. (CORTS)                                    7.000%                           A             248,000
    18,300   BellSouth Telecommunications (PPLUS)                      7.300%                           A             448,533
             Deutsche Telekom International Finance B.V.,
    45,050    Series 2001-24, Class A-1 (CORTS)                        7.875%                          A-           1,138,864
    17,500   Verizon Communications (CORTS)                            7.625%                           A             444,675
    22,200   Verizon Communications (CORTS)                            7.375%                           A             560,994
     4,700   Verizon Communications, Series 2004-1 (SATURNS)           6.125%                          A+             102,507
             Verizon Global Funding Corporation Trust III,
     1,300    Series III (CORTS)                                       6.250%                           A              28,470
    13,900   Verizon New England Inc., Series B                        7.000%                          A3             344,164
    45,155   Verizon South Inc., Series F                              7.000%                           A           1,100,427
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                           6,457,596
             ----------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.8%
     7,000   Consolidated Edison Company of New York Inc.              7.500%                          A1             175,070
    10,000   Consolidated Edison, Inc.                                 7.250%                          A2             250,900
    22,200   DTE Energy Trust I                                        7.800%                        Baa3             562,548
    40,670   Entergy Louisiana LLC                                     7.600%                          A-           1,016,750
    44,570   Georgia Power Capital Trust V                             7.125%                          A3           1,116,479
   153,100   Georgia Power Company                                     5.900%                           A           3,466,184
     3,700   Georgia Power Company                                     5.750%                           A              78,958
             National Rural Utilities Cooperative Finance
     1,100    Corporation                                              7.400%                          A3              27,786
             National Rural Utilities Cooperative Finance
     6,600    Corporation                                              6.100%                          A3             147,840
             National Rural Utilities Cooperative Finance
     4,900    Corporation                                              5.950%                          A3             106,918
     2,100   Southern Company Capital Trust I (CORTS)                  7.375%                        BBB+              53,949
     2,800   Southern Company Capital Trust VI                         7.125%                        BBB+              70,280
   134,400   Virginia Power Capital Trust                              7.375%                        Baa2           3,373,440
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                              10,447,102
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.4%
    58,000   Dairy Farmers of America Inc., 144A, (6)                  7.875%                        BBB-           5,607,875
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 11.4%
   556,210   Ace Ltd., Series C                                        7.800%                        Baa2          14,378,029
    50,080   Aegon N.V.                                                6.500%                          A-           1,192,906
   982,000   Aegon N.V.                                                6.375%                          A-          23,018,080
    18,000   Allstate Insurance Company (CORTS)                        8.000%                          A2             472,500
    26,600   AMBAC Financial Group Inc.                                5.950%                          AA             578,816
   252,200   Arch Capital Group Limited                                8.000%                        Baa3           6,415,968
 1,221,100   Delphi Financial Group, Inc.                              8.000%                         BBB          31,357,848
   322,955   EverestRe Capital Trust II                                6.200%                        Baa1           6,888,630
   110,400   EverestRe Group Limited                                   7.850%                        Baa1           2,798,640
    82,200   Financial Security Assurance Holdings                     6.250%                          AA           1,865,118
   225,500   Hartford Capital Trust III, Series C                      7.450%                        BBB+           5,621,715
    38,400   Lincoln National Capital Trust V, Series E                7.650%                          A-             961,920
     7,100   Lincoln National Capital Trust VI                         6.750%                          A-             173,098
   122,400   MetLife Inc., Series B, (6)                               6.500%                        Baa1           3,014,712
   860,950   PartnerRe Limited, Series C                               6.750%                        BBB+          20,593,924
     4,300   PartnerRe Limited                                         7.900%                          A3             108,145
    82,200   PLC Capital Trust III                                     7.500%                        BBB+           2,061,576

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE (continued)
    39,700   PLC Capital Trust IV                                      7.250%                        BBB+      $      977,414
     8,300   PLC Capital Trust V                                       6.125%                        BBB+             186,750
    37,400   Prudential PLC                                            6.750%                           A             915,178
   325,410   RenaissanceRe Holdings Limited, Series B                  7.300%                         BBB           7,972,545
    12,000   RenaissanceRe Holdings Limited, Series C                  6.080%                        BBB+             262,320
    96,100   RenaissanceRe Holdings Ltd., Series A                     8.100%                        BBB+           2,414,032
    26,300   Safeco Capital Trust I (CORTS)                            8.750%                        Baa2             773,746
    39,100   Safeco Capital Trust III (CORTS)                          8.072%                        Baa2           1,021,488
    14,700   Safeco Capital Trust IV (CORTS)                           8.375%                        Baa2             388,080
    47,400   Safeco Corporation, Series 2001-7 (SATURNS)               8.250%                        Baa2           1,202,538
    44,900   Safeco Corporation, Series 2002-5 (SATURNS)               8.250%                        Baa2           1,137,542
    75,500   Saint Paul Capital Trust I                                7.600%                        Baa1           1,913,170
    34,100   Torchmark Capital Trust I                                 7.750%                          A-             865,799
     1,300   Torchmark Capital Trust II                                7.750%                          A-              33,020
    74,000   W.R. Berkley Capital Trust, Series 2002-1 (CBTCS)         8.125%                        BBB-             746,660
    15,000   W.R. Berkley Corporation                                  6.750%                        BBB-             352,050
   151,100   XL Capital Ltd, Series A                                  8.000%                        Baa1           3,830,385
   340,500   XL Capital Ltd, Series B                                  7.625%                        Baa1           8,614,650
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      155,108,992
             ----------------------------------------------------------------------------------------------------------------
             MEDIA - 0.1%
    43,700   CBS Corporation                                           7.250%                        BBB+           1,075,020
     3,700   Walt Disney Company                                       7.000%                          A-              92,574
-----------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                            1,167,594
             ----------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.2%
    55,600   Dominion CNG Capital Trust I                              7.800%                        Baa2           1,410,016
    57,400   Energy East Capital Trust I                               8.250%                        BBB-           1,456,238
-----------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                  2,866,254
             ----------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
   477,200   Nexen Inc.                                                7.350%                        Baa3          11,944,316
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 14.0%
    10,700   AvalonBay Communities, Inc., Series H                     8.700%                         BBB             286,653
     3,000   BRE Properties, Series B                                  8.080%                        BBB-              75,660
    22,500   BRE Properties, Series C                                  6.750%                        BBB-             525,375
   327,949   CarrAmerica Realty Corporation, Series E                  7.500%                        BBB-           8,280,712
             Developers Diversified Realty Corporation, Series
    20,600    F                                                        8.600%                        BBB-             523,240
             Developers Diversified Realty Corporation, Series
   658,185    G                                                        8.000%                        BBB-          16,915,355
             Developers Diversified Realty Corporation, Series
    74,900    H                                                        7.375%                        BBB-           1,827,560
    81,100   Duke Realty Corporation, Series L                         6.600%                         BBB           1,896,929
    15,700   Duke-Weeks Realty Corporation                             6.950%                         BBB             385,435
   208,656   Equity Office Properties Trust, Series G                  7.750%                        BBB-           5,331,161
    19,200   Equity Residential Properties Trust, Series C             9.125%                         BBB             481,920
    11,800   Equity Residential Properties Trust, Series D             8.600%                         BBB             300,664
   424,173   Equity Residential Properties Trust, Series N             6.480%                         BBB           9,688,111
   268,200   First Industrial Realty Trust, Inc., Series J             7.250%                        BBB-           6,611,130
   311,700   HRPT Properties Trust, Series B                           8.750%                        BBB-           8,104,200
   652,100   HRPT Properties Trust, Series C                           7.125%                        BBB-          16,009,055
   465,187   Kimco Realty Corporation, Series F                        6.650%                        BBB+          11,127,273
    13,693   New Plan Excel Realty Trust, Series D                     7.800%                        BBB-             678,659
   904,075   New Plan Excel Realty Trust, Series E                     7.625%                        BBB-          23,053,913
    32,982   Prologis Trust, Series C                                  8.540%                         BBB           1,751,140
    13,600   Prologis Trust, Series G                                  6.750%                         BBB             320,824
    13,000   PS Business Parks, Inc., Series F                         8.750%                        BBB-             329,550
     2,000   PS Business Parks, Inc., Series K                         7.950%                        BBB-              51,600
       900   Public Storage Inc, Series G                              7.000%                        BBB+              22,032
   149,000   Public Storage Inc., Series I                             7.250%                        BBB+           3,695,200
    51,900   Public Storage, Inc., Series E                            6.750%                        BBB+           1,213,941
    15,000   Public Storage, Inc., Series F                            6.450%                        BBB+             336,750
    97,600   Public Storage, Inc., Series H                            6.950%                        BBB+           2,366,800
   159,800   Public Storage, Inc., Series R                            8.000%                        BBB+           4,010,980
    34,900   Public Storage, Inc., Series S                            7.875%                        BBB+             877,386
    28,200   Public Storage, Inc., Series T                            7.625%                        BBB+             705,846
    30,200   Public Storage, Inc., Series U                            7.625%                        BBB+             758,020
    32,300   Public Storage, Inc., Series V                            7.500%                        BBB+             826,880
     3,000   Public Storage, Inc., Series X                            6.450%                        BBB+              67,980

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE (continued)
   186,500   Regency Centers Corporation                               7.450%                        BBB-      $    4,802,375
     9,100   Regency Centers Corporation                               7.250%                        BBB-             228,911
    32,000   Regency Centers Corporation                               6.700%                        BBB-             749,440
     7,000   Simon Property Group, Inc., Series G                      7.890%                         BBB             357,000
     2,800   Vornado Realty Trust, Series F                            6.750%                        BBB-              66,220
    16,800   Vornado Realty Trust, Series G                            6.625%                        BBB-             386,400
     3,400   Vornado Realty Trust, Series H                            6.750%                        BBB-              79,560
    54,200   Vornado Realty Trust, Series I                            6.625%                        BBB-           1,248,226
 1,462,445   Wachovia Preferred Funding Corporation                    7.250%                          A2          38,506,177
   636,930   Weingarten Realty Trust, Preferred Securities             6.750%                          A-          15,923,250
-----------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                    191,785,493
             ----------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 2.3%
     4,300   Countrywide Capital Trust II, Series II (CORTS)           8.000%                        BBB+             108,360
    99,500   Countrywide Capital Trust III (PPLUS)                     8.050%                        BBB+           2,562,125
 1,201,200   Countrywide Capital Trust IV                              6.750%                        BBB+          28,312,284
-----------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                      30,982,769
             ----------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.7%
    34,100   AT&T Wireless (CORTS)                                     8.000%                           A             876,370
    18,300   AT&T Wireless, Series 2002-B (SATURNS)                    9.250%                           A             488,610
    33,900   United States Cellular Corporation                        8.750%                          A-             883,095
   272,100   United States Cellular Corporation                        7.500%                          A-           6,851,478
-----------------------------------------------------------------------------------------------------------------------------
             Total Wireless Telecommunication Services                                                              9,099,553
             ----------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES
              (COST $717,889,379)                                                                                 689,590,763
             ----------------------------------------------------------------------------------------------------------------
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (4)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 0.2% (0.1% OF TOTAL INVESTMENTS) (5)
               MEDIA - 0.1%
 $    1,000    Philadelphia Newspapers, Term Loan B, WI/DD                 TBD             TBD               B      $    1,000,000
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.1%
               Bluegrass Container Company, LLC, Term Loan B,
      1,155     WI/DD                                                      TBD             TBD             BB-           1,507,500
----------------------------------------------------------------------------------------------------------------------------------
               TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST
      2,155     $2,500,000)                                                                                              2,507,500
----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY     RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 36.8% (24.2% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 1.6%
 $    4,500    AAR Corporation, 144A, (7)                                1.750%        2/01/26             BB-      $    4,336,875
      5,205    Armor Holdings Inc.                                       2.000%       11/01/24              B+           6,219,975
      3,410    L-3 Communications Corporation, Series 144A               3.000%        8/01/35             BB+           3,341,800
      6,460    Lockheed Martin Corporation                               4.920%        8/15/33            BBB+           7,374,478
----------------------------------------------------------------------------------------------------------------------------------
     19,575    Total Aerospace & Defense                                                                                21,273,128
----------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 0.4%
      1,225    AMR Corporation, Convertible Bonds                        4.500%        2/15/24            CCC+           1,643,031
      1,000    Continental Airlines, Inc.                                5.000%        6/15/23            CCC+           1,701,250
      1,650    JetBlue Airways Corporation                               3.750%        3/15/35              B-           1,612,875
----------------------------------------------------------------------------------------------------------------------------------
      3,875    Total Airlines                                                                                            4,957,156
----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.5%
      6,695    ArvinMeritor Inc., 144A                                   4.625%        3/01/26             BB-           7,105,069
----------------------------------------------------------------------------------------------------------------------------------
               AUTOMOBILES - 0.1%
        785    Fleetwood Enterprises Inc., 144A                          5.000%       12/15/23              B2             758,506
----------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY - 2.1%
      7,760    Amgen Inc., 144A                                          0.125%        2/01/11              A+           7,294,400
      4,000    Cephalon, Inc.                                            0.000%        6/15/33              B-           4,675,000
      7,855    Genzyme Corporation                                       1.250%       12/01/23             BBB           8,198,656

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY (continued)
 $    5,470    Gilead Sciences Inc., 144A                                0.625%       5/01/13           N/R      $    5,237,525
      2,680    Medimmune Inc.                                            1.000%       7/15/23           BBB           2,686,700
-------------------------------------------------------------------------------------------------------------------------------
     27,765    Total Biotechnology                                                                                   28,092,281
-------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.5%
      6,600    Goldman Sachs Group Inc.                                  0.125%       6/28/11           Aa3           6,946,302
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.2%
      2,510    Wells Fargo & Company, Convertible Bond                   5.396%       5/01/33           Aa1           2,519,413
-------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 3.2%
      2,560    ADC Telecommunications Inc.                               1.000%       6/15/08           N/R           2,419,200
      4,475    ADC Telecommunications Inc.                               5.795%       6/15/13           N/R           4,296,000
      7,057    Cienna Corporation                                        3.750%       2/01/08             B           6,783,541
      3,675    CommScope Inc.                                            1.000%       3/15/24            B+           5,475,750
      5,565    Comverse Technology, Inc.                                 0.000%       5/15/23           BB-           6,740,606
      2,500    Finisar Corporation, Series 144A                          2.500%      10/15/10           N/R           2,918,750
      1,820    JDS Uniphase Corporation                                  0.000%      11/15/10           N/R           1,667,575
               Juniper Networks Inc., Convertible Subordinated
      2,520     Notes                                                    0.000%       6/15/08            BB           2,529,450
      5,325    Lucent Technologies Inc.                                  2.750%       6/15/23            B1           5,225,156
      2,985    Nortel Networks Corp.                                     4.250%       9/01/08            B-           2,828,288
      1,240    Powerwave Technologies Inc.                               1.875%      11/15/24           N/R           1,298,900
      1,055    Powerwave Technologies Inc.                               1.825%      11/15/24           N/R           1,105,113
-------------------------------------------------------------------------------------------------------------------------------
     40,777    Total Communications Equipment                                                                        43,288,329
-------------------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION & ENGINEERING - 0.2%
      3,250    Quanta Services Inc., Series 144A                         3.750%       4/30/26           N/R           3,396,250
-------------------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.2%
      3,225    American Express Company, Convertible Bond                1.850%      12/01/33            A+           3,317,719
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 0.9%
      7,500    CapitalSource Inc.                                        3.500%       7/15/34          BBB-           7,415,625
      4,545    Merrill Lynch & Co. Inc., Convertible Bond                0.000%       3/13/32           Aa3           4,976,775
-------------------------------------------------------------------------------------------------------------------------------
     12,045    Total Diversified Financial Services                                                                  12,392,400
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
      4,100    Broadwing Corporation, 144A                               3.125%       5/15/26           N/R           3,813,000
      2,425    CenturyTel Inc.                                           4.750%       8/01/32           BBB           2,518,969
      4,345    Time Warner Telecom Inc.                                  2.375%       4/01/26          CCC+           4,513,369
-------------------------------------------------------------------------------------------------------------------------------
     10,870    Total Diversified Telecommunication Services                                                          10,845,338
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
      4,250    Coherent Inc., 144A                                       2.750%       3/01/11           N/R           4,611,250
     13,125    Roper Industries Inc.                                     1.481%       1/15/34           BB-           8,039,063
-------------------------------------------------------------------------------------------------------------------------------
     17,375    Total Electronic Equipment & Instruments                                                              12,650,313
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 1.6%
        830    Cal Dive International Inc.                               3.250%      12/15/25           N/R           1,237,738
      4,375    Cooper Cameron Corporation                                1.500%       5/15/24          BBB+           6,480,469
      3,125    Hanover Compressor Company                                4.750%       1/15/14             B           4,468,750
      3,100    Nabors Industries Inc.                                    0.000%       6/15/23           N/R           3,410,000
      1,785    Oil States International Inc., Series 144A                2.375%       7/01/25           N/R           2,313,806
      2,440    Schlumberger Limited                                      2.125%       6/01/23            A+           4,114,450
-------------------------------------------------------------------------------------------------------------------------------
     15,655    Total Energy Equipment & Services                                                                     22,025,213
-------------------------------------------------------------------------------------------------------------------------------
               GAS UTILITIES - 0.2%
         40    Southern Union Company, Series B                          5.750%       8/16/06          Baa3           3,197,888
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
      8,835    Fisher Scientific International Inc.                      3.250%       3/01/24           BB+           9,873,113
      5,450    Lincare Holdings Inc.                                     3.000%       6/15/33           N/R           5,334,188
-------------------------------------------------------------------------------------------------------------------------------
     14,285    Total Health Care Equipment & Supplies                                                                15,207,301
-------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 1.0%
 $    6,600    Laboratory Corporation of America Holdings                0.000%       9/11/21          BBB-      $    5,593,500
      2,165    Manor Care, Inc.                                          2.125%       8/01/35           BBB           2,435,625
      6,210    Roche Holdings Inc., 144A                                 0.000%       7/25/21           N/R           5,527,707
-------------------------------------------------------------------------------------------------------------------------------
     14,975    Total Health Care Providers & Services                                                                13,556,832
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 2.4%
      5,770    Caesars Entertainment Inc.                                5.028%       4/15/24          BBB-           7,285,779
     14,850    Carnival Corporation                                      1.132%       4/29/33            A-           9,745,313
      1,560    Four Seasons Hotel Inc.                                   1.875%       7/30/24          BBB-           1,647,750
      5,800    Hilton Hotels Corporation                                 3.375%       4/15/23            BB           7,641,500
      2,955    Kerzner International Limited, 144A                       2.375%       4/15/24             B           4,029,881
      2,150    Scientific Games Corporation                              0.750%      12/01/24            B+           2,803,063
-------------------------------------------------------------------------------------------------------------------------------
     33,085    Total Hotels, Restaurants & Leisure                                                                   33,153,286
-------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES - 0.5%
      6,980    3M Company                                                0.000%      11/21/32           Aa1           6,334,350
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 1.5%
         24    Alleghany Corporation, Convertible Bond                   5.750%       6/15/09          BBB-           6,515,541
      4,840    American Equity Investment Life Holding Company           5.250%      12/06/24           BB+           5,075,950
      9,000    American Financial Group Inc.                             1.486%       6/02/33           BBB           4,623,750
      4,730    Prudential Financial Inc.                                 2.411%      11/15/35             A           4,746,319
-------------------------------------------------------------------------------------------------------------------------------
     18,594    Total Insurance                                                                                       20,961,560
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 0.6%
      5,845    Open Solutions Inc., 144A                                 1.467%       2/02/35           N/R           3,441,244
      7,100    Open Solutions Inc.                                       1.467%       2/02/35           N/R           4,180,125
-------------------------------------------------------------------------------------------------------------------------------
     12,945    Total Internet Software & Services                                                                     7,621,369
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.1%
      1,515    Digital River Inc.                                        1.250%       1/01/24           N/R           1,717,631
-------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.5%
      6,195    K2 Corporation, Convertible Notes, 144A                   5.000%       6/15/10           N/R           6,481,519
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 3.8%
        215    Comcast Corporation                                       2.000%      10/15/29           BBB           8,553,803
      3,700    Grey Global Group Inc.                                    5.000%      10/15/33           N/R           4,601,875
               Liberty Media Corporation, Senior Debentures
     10,850     Exchangeable for Motorola Common Stock                   3.500%       1/15/31           BB+          10,348,188
      8,400    Liberty Media Corporation                                 0.750%       3/30/23           BB+           8,956,500
      1,775    Lions Gate Entertainment Corporation, 144A                2.938%      10/15/24           N/R           1,657,406
      2,500    Lions Gate Entertainment Corporation, 144A                3.625%       3/15/25           N/R           2,137,500
      3,340    Omnicom Group Inc.                                        0.000%       6/15/33            A-           3,356,700
      3,240    Sirius Satellite Radio Inc.                               3.250%      10/15/11           CCC           3,730,050
      6,425    Walt Disney Company, Convertible Senior Notes             2.125%       4/15/23            A-           7,107,656
-------------------------------------------------------------------------------------------------------------------------------
     40,445    Total Media                                                                                           50,449,678
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.4%
      2,875    Century Aluminum Company                                  1.750%       8/01/24           BB-           3,892,031
      1,475    Placer Dome Inc.                                          2.750%      10/15/23            A-           1,961,750
-------------------------------------------------------------------------------------------------------------------------------
      4,350    Total Metals & Mining                                                                                  5,853,781
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.5%
      6,325    Dominion Resources Inc., Series C                         2.125%      12/15/23           BBB           6,704,500
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 1.0%
        900    Cheniere Energy Inc.                                      2.250%       8/01/12           N/R           1,093,500
      1,600    Chesapeake Energy Corporation, 144A                       2.750%      11/15/35            BB           1,646,000
      8,775    Devon Energy Corporation                                  4.900%       8/15/08           BBB          10,694,531
-------------------------------------------------------------------------------------------------------------------------------
     11,275    Total Oil, Gas & Consumable Fuels                                                                     13,434,031
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 2.4%
      3,390    Alexion Pharmaceuticals Inc., 144A                        1.375%       2/01/12           N/R           4,449,375
      3,250    Alexion Pharmaceuticals Inc.                              1.375%       2/01/12           N/R           4,265,625
      3,925    BioMarin Pharmaceutical Inc.                              2.500%       3/29/13           CCC           4,346,938
      4,225    Cubist Pharmaceuticals Inc.                               2.250%       6/15/13           N/R           4,425,688

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS (continued)
 $    4,525    First Horizon Pharmaceutical Corporation                  1.750%       3/08/24           N/R      $    5,079,313
      3,415    Teva Pharmaceutical Finance, Series A                     0.500%       2/01/24           BBB           3,491,838
      6,400    Wyeth, 144A                                               1.000%       1/15/24             A           6,694,400
-------------------------------------------------------------------------------------------------------------------------------
     29,130    Total Pharmaceuticals                                                                                 32,753,177
-------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.7%
      7,700    CSX Corporation                                           0.000%      10/30/21           BBB           9,721,250
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 1.5%
      3,100    Agere Systems Inc.                                        6.500%      12/15/09             B           3,080,625
      2,295    ASM International NV                                      4.250%      12/06/11            B-           2,229,019
      4,000    Intel Corporation, 144A                                   2.950%      12/15/35            A-           3,385,000
      3,240    LSI Logic Corporation                                     4.000%       5/15/10           Ba3           3,308,850
      2,825    Photronics Inc., Convertible Notes                        2.250%       4/15/08             B           3,160,469
      5,775    RF Micro Devices, Inc.                                    1.500%       7/01/10            B-           5,746,125
-------------------------------------------------------------------------------------------------------------------------------
     21,235    Total Semiconductors & Equipment                                                                      20,910,088
-------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 1.7%
      7,200    Amdocs Limited                                            0.500%       3/15/24          BBB-           7,326,000
      3,045    Cadence Design Systems, Inc.                              0.000%       8/15/23           N/R           3,494,138
      3,375    Informatica Corporation, 144A                             3.000%       3/15/26           N/R           3,328,594
      2,850    Red Hat Inc., Convertible Bond                            0.500%       1/15/24             B           3,102,938
      3,350    Sybase, Inc., 144A                                        1.750%       2/22/25           N/R           3,241,125
      3,005    Sybase, Inc.                                              1.750%       2/22/25           N/R           2,907,338
-------------------------------------------------------------------------------------------------------------------------------
     22,825    Total Software                                                                                        23,400,133
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 2.4%
      2,880    Best Buy Co., Inc.                                        2.250%       1/15/22          BBB-           3,567,600
      2,200    Charming Shoppes Inc.                                     4.750%       6/01/12           BB-           2,714,250
      4,510    Dick's Sporting Goods Inc.                                1.606%       2/18/24             B           3,455,788
      4,600    Lowes Companies, Inc.                                     0.861%      10/19/21            A+           4,864,500
               Sonic Automotive Inc., Convertible Senior
      3,545     Subordinated Notes                                       5.250%       5/07/09             B           3,487,394
      8,775    TJX Companies, Inc.                                       0.000%       2/13/21            A-           6,998,063
      6,750    United Auto Group Inc., Series 144A                       3.500%       4/01/26             B           7,290,000
-------------------------------------------------------------------------------------------------------------------------------
     33,260    Total Specialty Retail                                                                                32,377,595
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.4%
      4,300    GATX Corporation                                          7.500%       2/01/07           BBB           5,439,500
-------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
      1,790    American Tower Corporation                                3.000%       8/15/12           BB-           2,928,888
      6,500    NII Holdings Inc., 144A                                   2.750%       8/15/25           N/R           8,645,000
-------------------------------------------------------------------------------------------------------------------------------
      8,290    Total Wireless Telecommunication Services                                                             11,573,888
-------------------------------------------------------------------------------------------------------------------------------
    468,751    TOTAL CONVERTIBLE BONDS (COST $478,955,222)                                                          500,416,774
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                    COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 14.4% (9.4% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.3%
 $    1,000    Hexcel Corporation, Term Loan                       6.750%       2/01/15             B      $      940,000
      2,500    K&F Acquisition Inc.                                7.750%      11/15/14            B-           2,475,000
-------------------------------------------------------------------------------------------------------------------------
      3,500    Total Aerospace & Defense                                                                        3,415,000
-------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.5%
      1,600    Affinia Group Inc.                                  9.000%      11/30/14          CCC+           1,460,000
               Keystone Automotive Operations
      2,575     Inc.                                               9.750%      11/01/13            B-           2,446,250
      2,500    Tenneco Auto, Inc.                                 10.250%       7/15/13             B           2,753,125
-------------------------------------------------------------------------------------------------------------------------
      6,675    Total Auto Components                                                                            6,659,375
-------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.6%
      2,000    Freeport-McMoran Resources                          7.000%       2/15/08           Ba3           2,015,000
      2,000    Ineos Group Holdings PLC, 144A                      8.500%       2/15/16            B2           1,882,500
      1,000    Nell AF Sarl                                        8.375%       8/15/15            B2             966,250

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                    COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------
               CHEMICALS (continued)
 $    1,335    OM Group Inc.                                       9.250%      12/15/11            B-      $    1,381,725
               Rockwood Specialties Group
      1,500     Inc., Series WI                                    7.500%      11/15/14            B-           1,477,500
-------------------------------------------------------------------------------------------------------------------------
      7,835    Total Chemicals                                                                                  7,722,975
-------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.3%
      4,500    HBOS PLC, Series 144A                               6.413%       9/29/49            A1           4,043,367
-------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.4%
               Allied Waste North America,
        667     Series B                                           9.250%       9/01/12           BB-             710,355
      1,000    Allied Waste North America                          7.875%       4/15/13           BB-           1,005,000
      2,740    DST Systems Inc.                                    4.125%       8/15/23           N/R           3,637,350
        600    Williams Scotsman Inc., 144A                        8.500%      10/01/15            B+             595,500
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Services &
      5,007     Supplies                                                                                        5,948,205
-------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 0.1%
      1,000    GSC Holdings Corporation, 144A                      8.000%      10/01/12           Ba3           1,005,000
-------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.6%
      1,520    Berry Plastics Corporation                         10.750%       7/15/12            B-           1,653,000
               MDP Acquisitions PLC, Senior
      2,000     Notes                                              9.625%      10/01/12            B-           2,070,000
               Owens-Brockway Glass
                Containers, Guaranteed Senior
      2,000     Note                                               8.250%       5/15/13             B           2,015,000
      2,000    Owens-Illinois Inc.                                 7.800%       5/15/18             B           1,890,000
-------------------------------------------------------------------------------------------------------------------------
      7,520    Total Containers & Packaging                                                                     7,628,000
-------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
               Intelsat Subsidiary Holding
      2,000     Company Limited                                    8.500%       1/15/13            B+           1,995,000
               Valor Telecommunications
      1,500     Enterprises LLC                                    7.750%       2/15/15           Ba2           1,556,250
-------------------------------------------------------------------------------------------------------------------------
               Total Diversified
      3,500     Telecommunication Services                                                                      3,551,250
-------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.5%
      3,000    Midwest Generation LLC                              8.750%       5/01/34           Ba3           3,195,000
               Mirant North America LLC.,
        500     144A                                               7.375%      12/31/13            B2             485,000
               Sierra Pacific Resources,
      3,000     Series 2006                                        6.750%       8/15/17            B1           2,849,463
-------------------------------------------------------------------------------------------------------------------------
      6,500    Total Electric Utilities                                                                         6,529,463
-------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2%
      1,200    Hanover Compressor Company                          7.500%       4/15/13             B           1,182,000
      1,500    Pride International Inc.                            7.375%       7/15/14           Ba2           1,515,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy Equipment &
      2,700     Services                                                                                        2,697,000
-------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.1%
      2,000    Stater Brothers Holdings Inc.                       8.125%       6/15/12            B+           1,985,000
-------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.4%
        356    Dole Foods Company                                  8.875%       3/15/11             B             335,530
      5,943    Dole Foods Company                                  7.875%       7/15/13             B           5,378,415
-------------------------------------------------------------------------------------------------------------------------
      6,299    Total Food Products                                                                              5,713,945
-------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
      1,300    Select Medical Corporation                          7.625%       2/01/15            B-           1,137,500
-------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.3%
      1,000    US Oncology Inc.                                    9.000%       8/15/12            B1           1,045,000
      2,500    US Oncology Inc.                                   10.750%       8/15/14            B-           2,725,000
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care Providers &
      3,500     Services                                                                                        3,770,000
-------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.7%
      2,000    Boyd Gaming Corporation                             8.750%       4/15/12            B+           2,105,000
      2,000    Boyd Gaming Corporation                             7.750%      12/15/12            B+           2,027,500
      1,500    Herbst Gaming Inc.                                  7.000%      11/15/14            B-           1,432,500
      2,900    Intrawest Corporation                               7.500%      10/15/13            B+           2,900,000
               Jacob's Entertainment Inc.,
        700     144A                                               9.750%       6/15/14            B-             707,000
               Landry's Restaurants Inc.,
      2,000     Series B                                           7.500%      12/15/14             B           1,845,000
      1,600    Park Place Entertainment                            8.125%       5/15/11           BB+           1,694,000
      2,500    Park Place Entertainment                            7.000%       4/15/13          BBB-           2,548,000
      2,000    Pinnacle Entertainment Inc.                         8.250%       3/15/12            B-           2,015,000
        750    Pinnacle Entertainment Inc.                         8.750%      10/01/13            B-             785,625

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                    COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE (continued)
 $    1,283    Town Sports International Inc.                      9.625%       4/15/11            B2      $    1,331,113
               Universal City Development
      4,000     Partners                                          11.750%       4/01/10            B2           4,375,000
-------------------------------------------------------------------------------------------------------------------------
               Total Hotels, Restaurants &
     23,233     Leisure                                                                                        23,765,738
-------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.7%
               K. Hovnanian Enterprises Inc.,
      2,000     Senior Subordinated Notes                          8.875%       4/01/12           Ba2           2,000,000
      3,000    KB Home                                             8.625%      12/15/08           Ba2           3,123,756
               Technical Olympic USA Inc.,
      4,675     Senior Subordinated Notes                         10.375%       7/01/12            B2           4,511,375
-------------------------------------------------------------------------------------------------------------------------
      9,675    Total Household Durables                                                                         9,635,131
-------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.1%
      1,650    Central Garden & Pet Company                        9.125%       2/01/13             B           1,707,750
-------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
        400    NRG Energy Inc.                                     7.250%       2/01/14            B1             391,000
        400    NRG Energy Inc.                                     7.375%       2/01/16            B1             391,000
-------------------------------------------------------------------------------------------------------------------------
               Total Independent Power
        800     Producers & Energy Traders                                                                        782,000
-------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.5%
      1,625    Global Cash Access LLC                              8.750%       3/15/12            B-           1,720,469
               SunGard Data Systems Inc.,
      4,750     Series 144A                                        9.125%       8/15/13            B-           4,951,875
-------------------------------------------------------------------------------------------------------------------------
      6,375    Total IT Services                                                                                6,672,344
-------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.7%
      2,000    Greenbrier Companies, Inc.                          8.375%       5/15/15            B+           2,052,500
               Terex Corporation, Senior
        813     Subordinated Notes                                10.375%       4/01/11            B+             863,813
               Terex Corporation, Senior
      6,095     Subordinated Notes                                 9.250%       7/15/11            B+           6,506,413
-------------------------------------------------------------------------------------------------------------------------
      8,908    Total Machinery                                                                                  9,422,726
-------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.4%
               Allbritton Communications
      4,000     Company, Series B                                  7.750%      12/15/12            B-           3,980,000
               American Media Operations
      2,880     Inc., Series B                                    10.250%       5/01/09          Caa1           2,700,000
      2,000    American Media Operations Inc.                      8.875%       1/15/11          Caa1           1,780,000
               Cablevision Systems
      1,000     Corporation, Series B                              8.125%       8/15/09            B+           1,022,500
               Cablevision Systems
      5,000     Corporation                                        7.250%       7/15/08            B+           5,031,250
               Charter Communications
      2,000     Operating LLC, 144A                                8.000%       4/30/12            B2           2,000,000
      1,975    Medianews Group Inc.                                6.375%       4/01/14             B           1,738,000
      2,950    Panamsat Corporation                                9.000%       8/15/14             B           1,989,000
      7,000    Primedia Inc., Senior Notes                         8.875%       5/15/11             B           5,790,000
      4,550    Vertis Inc.                                         9.750%       4/01/09            B3           4,652,375
               Young Broadcasting Inc.,
      4,000     Senior Subordinated Note                          10.000%       3/01/11          Caa2           3,580,000
-------------------------------------------------------------------------------------------------------------------------
     37,355    Total Media                                                                                     34,263,125
-------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.2%
      2,000    Chaparral Steel Company                            10.000%       7/15/13            B1           2,190,000
-------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - 0.2%
               Bon-Ton Department Stores
      2,400     Inc., 144A                                        10.250%       3/15/14            B2           2,238,000
-------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.1%
      1,600    Dynegy Holdings Inc., 144A                          8.375%       5/01/16            B2           1,584,000
-------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.8%
      2,400    Baytex Energy Ltd                                   9.625%       7/15/10            B-           2,490,000
        400    Chaparral Energy Inc., 144A                         8.500%      12/01/15             B             400,000
      2,345    Chesapeake Energy Corporation                       7.750%       1/15/15            BB           2,362,588
        200    Copano Energy LLC, 144A                             8.125%       3/01/16             B             200,000
               Hilcorp Energy I LP/Hilcorp
      2,000     Finance Company, Series 144A                       7.750%      11/01/15             B           1,920,000
      2,000    SemGroup LP, 144A                                   8.750%      11/15/15            B1           2,000,000
      1,000    Whiting Petroleum Corporation                       7.000%       2/01/14             B             950,000
-------------------------------------------------------------------------------------------------------------------------
               Total Oil, Gas & Consumable
     10,345     Fuels                                                                                          10,322,588
-------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.5%
               Georgia Pacific Corporation,
      2,000     Debentures                                         7.700%       6/15/15             B           1,920,000
               Georgia Pacific Corporation,
      5,000     Notes                                              8.125%       5/15/11             B           5,000,000
-------------------------------------------------------------------------------------------------------------------------
      7,000    Total Paper & Forest Products                                                                    6,920,000
-------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                    COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------
               PERSONAL PRODUCTS - 0.1%
 $    1,500    Prestige Brands Inc.                                9.250%       4/15/12            B-      $    1,477,500
-------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.2%
        600    Saxon Capital Inc., 144A                           12.000%       5/01/14             B             607,500
      1,000    Trustreet Properties, Inc.                          7.500%       4/01/15            B+             990,000
        500    Ventas Realty LP, Series WI                         7.125%       6/01/15           BB+             502,500
-------------------------------------------------------------------------------------------------------------------------
      2,100    Total Real Estate                                                                                2,100,000
-------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
      1,625    CB Richard Ellis Services Inc.                      9.750%       5/15/10           BB+           1,746,875
-------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.1%
               Avago Technologies Finance
                Pte. Ltd., Floating Rate
                Note, 5.500% plus three-month
      2,600     LIBOR, 144A                                       10.125%      12/01/13             B           1,692,000
-------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.8%
      5,100    Asbury Automotive Group Inc.                        9.000%       6/15/12             B           4,079,500
               Stripes Acquisition/Susser
                Finance Corporation, Series
      2,000     144A                                              10.625%      12/15/13             B           2,120,000
      5,000    Warnaco Inc., Senior Notes                          8.875%       6/15/13            B+           5,100,000
-------------------------------------------------------------------------------------------------------------------------
     12,100    Total Specialty Retail                                                                          11,299,500
-------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      3,000    Jostens IH Corporation                              7.625%      10/01/12            B-           2,925,000
-------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - 0.1%
               Caisse Nationale Des Caisses
      1,000     d'Epargne et de Prevoyance                         6.750%       1/27/49            A+             949,955
-------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.1%
               United Rentals North America
      2,000     Inc.                                               6.500%       2/15/12            B+           1,900,000
-------------------------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS (COST
    199,102     $200,831,982)                                                                                 195,400,312
-------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 29.5% (19.4% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 3.8%
      1,000     BT Capital Trust, Series B1                               7.900%       1/15/27            A2      $    1,042,817
      4,850     BT Institutional Capital Trust A, 144A                    8.090%      12/01/26            A2           5,081,704
      3,000     BT Institutional Capital Trust B, 144A                    7.750%      12/01/26            A2           3,134,352
      1,250     C.A. Preferred Fund Trust II                              7.000%      10/30/49            A1           1,223,634
     27,500     C.A. Preferred Funding Trust                              7.000%       1/30/49            A1          26,921,290
      3,000     First Security Capital I                                  8.410%      12/15/26           Aa2           3,151,293
      8,000     UBS Preferred Funding Trust I                             8.622%      10/29/49           AA-           8,759,152
      3,800     Washington Mutual Capital Trust I                         8.375%       6/01/27          Baa1           4,016,505
--------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                 53,330,747
                ----------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 19.0%
      3,000     AB Svensk Exportkredit, 144A                              6.375%      10/27/49           AA-           2,952,747
      9,500     Abbey National Capital Trust I                            8.963%       6/30/50             A          11,557,700
      6,500     AgFirst Farm Credit Bank                                  7.300%      12/15/53           N/R           6,589,564
      3,000     Bank One Capital III                                      8.750%       9/01/30            A1           3,712,083
      1,000     BankAmerica Capital II, Series 2                          8.000%      12/15/26           Aa3           1,047,417
      6,000     BankBoston Capital Trust I, Series B                      8.250%      12/15/26           Aa3           6,299,784
      2,000     BanPonce Trust I, Series A                                8.327%       2/01/27          Baa1           2,098,472
     13,030     Barclays Bank PLC, 144A                                   8.550%       6/15/49           Aa3          14,382,788
        200     Barclays Bank PLC                                         6.278%      12/15/55           Aa3             176,500
      3,000     Centura Capital Trust I, 144A                             8.845%       6/01/27            A2           3,196,623
      1,500     DBS Capital Funding Corporation, 144A                     7.657%       3/15/49            A1           1,599,426
      6,200     First Empire Capital Trust I                              8.234%       2/01/27          Baa1           6,511,544
      2,000     First Midwest Bancorp Inc.                                6.950%      12/01/33          Baa2           1,974,736
     23,500     HBOS Capital Funding LP, Notes                            6.850%       3/23/49            A1          22,621,711
      2,400     HSBC Capital Funding LP, 144A                             9.547%      12/31/49            A1           2,691,773
      5,750     HSBC Capital Funding LP, Debt                            10.176%       6/30/50            A1           7,879,823
     11,000     KBC Bank Fund Trust III, 144A                             9.860%       5/02/50            A2          12,224,432
      6,300     KeyCorp Institutional Capital Trust A+                    7.826%      12/01/26            A3           6,581,994
     18,600     Lloyds TSB Bank PLC, Subordinated Note                    6.900%      11/22/49           Aa2          18,231,664

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)
     20,000     M&I Capital Trust A                                       7.650%      12/01/26            A2      $   20,839,720
      5,000     NB Capital Trust IV                                       8.250%       4/15/27           Aa3           5,260,020
      1,000     North Fork Capital Trust I, Capital Securities            8.700%      12/15/26            A3           1,050,969
      8,000     North Fork Capital Trust II                               8.000%      12/15/27            A3           8,480,064
      1,000     Popular North American Capital Trust I                    6.564%       9/15/34          Baa1             913,059
     15,500     RBS Capital Trust B                                       6.800%      12/31/49            A1          14,941,225
        100     Reliance Capital Trust I, Series B                        8.170%       5/01/28           N/R             106,666
      8,000     Sparebanken Rogaland, Notes, 144A                         6.443%       5/01/49          Baa1           7,719,032
     10,500     St. George Funding Company LLC                            8.485%       6/30/17          Baa1          11,088,021
      1,650     Swedbank ForeningsSparbanken AB, 144A                     9.000%       9/17/50            A2           1,841,888
      2,000     Unicredito Italiano Capital Trust, 144A                   9.200%       4/05/51            A-           2,226,618
        300     Union Planters Preferred Fund, 144A                       7.750%       7/15/53            A2          31,715,625
                Washington Mutual Preferred Funding Cayman, Series
     12,800      A-1, 144A                                                7.250%       3/15/49           BBB          12,194,202
                Washington Mutual Preferred Funding Delaware,
      3,000      Series A-1, 144A                                         6.534%       3/15/49           BBB           2,884,221
      5,000     Zions Institutional Capital Trust, Series A               8.536%      12/15/26          Baa1           5,253,175
--------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                               258,845,286
                ----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.0%
      4,000     BNP Paribas Capital Trust                                 7.200%      12/31/49            A+           4,001,556
      5,000     Chase Capital Trust I, Series A                           7.670%      12/01/26            A1           5,216,475
     14,500     Citigroup Capital X                                       6.100%       9/30/33           Aa2             328,570
      1,700     Fulton Capital Trust I                                    6.290%       2/01/36            A3           1,545,310
      2,800     Old Mutual Capital Funding, Notes                         8.000%       6/22/53          Baa2           2,878,282
--------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                  13,970,193
                ----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
      9,957     Centaur Funding Corporation, Series B, 144A               9.080%       4/21/20           BBB          11,696,363
--------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.3%
      4,000     Stanley Works Capital Trust I, 144A                       5.902%      12/01/45          Baa1           3,734,636
--------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 3.1%
      2,300     American General Capital II                               8.500%       7/01/30           Aa3           2,863,601
      4,000     Mangrove Bay, Class 3, 144A                               6.102%       7/15/33          BBB+           3,826,148
      3,000     Oil Insurance Limited, 144A                               7.550%      12/30/49          Baa1           2,995,950
      7,250     Prudential PLC                                            6.500%       6/29/49             A           6,685,051
                Sun Life Canada Capital Trust, Capital Securities,
      9,500      144A                                                     8.526%       5/06/47            A+          10,057,783
     11,000     ZFS FINANCE USA TRUST II 144A                             6.450%      12/15/65          Baa2          10,081,852
      4,750     Zurich Capital Trust I, 144A                              8.376%       6/01/37            A-           5,022,422
--------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                       41,532,807
                ----------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.5%
      1,200     KN Capital Trust I, Preferred Securities                  8.560%       4/15/27          Baa3           1,126,598
      6,110     KN Capital Trust III                                      7.630%       4/15/28          Baa3           5,126,577
--------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                      6,253,175
                ----------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.9%
     10,000     Dime Capital Trust I, Series A                            9.330%       5/06/27          Baa1          10,704,370
      1,000     Great Western Financial Trust II, Series A                8.206%       2/01/27          Baa1           1,051,061
--------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                      11,755,431
                ----------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST
                 $425,940,756)                                                                                       401,118,638
                ----------------------------------------------------------------------------------------------------------------
     SHARES     DESCRIPTION (1)                                                                                          VALUE
--------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES -- 1.0% (0.7% OF TOTAL
                 INVESTMENTS)
                Flaherty and Crumrine/Claymore Preferred
    133,517      Securities Income Fund Inc.                                                                           2,603,582
                Flaherty and Crumrine/Claymore Total Return Fund
    100,204      Inc.                                                                                                  1,915,900
      5,894     John Hancock Preferred Income Fund                                                                       132,556
     10,867     John Hancock Preferred Income Fund II                                                                    240,704
    191,204     John Hancock Preferred Income Fund III                                                                 3,774,367
     50,155     Preferred and Corporate Strategies Fund Inc.                                                           1,000,091
    211,094     Preferred Income Strategies Fund Inc.                                                                  4,002,342
--------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT COMPANIES (COST $13,887,936)                                                         13,669,542
                ----------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.6% (3.0% OF TOTAL INVESTMENTS)

               Repurchase Agreement with State Street Bank, dated
 $   63,089     6/30/06, repurchase price                                4.130%       7/03/06                  $   63,088,906
                $63,110,619, collateralized by: $85,000 U.S.
                Treasury Notes, 4.000%, due 2/15/14, value
                $79,900, $19,085,000 U.S. Treasury Notes, 3.875%,
                due 5/15/09, value $18,521,401, $45,750,000 U.S.
                Treasury Notes, 4.625%, due 3/31/08, value
                $45,750,000
-----------
-----------------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $63,088,906)                                                     63,088,906
               --------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS (COST $2,100,146,620) - 152.2%                                                 2,069,348,139
               --------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - (0.1)%                                                              (1,926,851)
               --------------------------------------------------------------------------------------------------------------
               PREFERRED SHARES, AT LIQUIDATION VALUE - (52.1)%                                                  (708,000,000)
               --------------------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                   $1,359,421,288
               --------------------------------------------------------------------------------------------------------------

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2006:

                                FIXED RATE
                                      PAID  FIXED RATE    FLOATING RATE  FLOATING RATE                   UNREALIZED
                    NOTIONAL   BY THE FUND     PAYMENT         RECEIVED        PAYMENT  TERMINATION    APPRECIATION
 COUNTERPARTY         AMOUNT  (ANNUALIZED)   FREQUENCY  BY THE FUND (8)      FREQUENCY         DATE  (DEPRECIATION)
 ------------------------------------------------------------------------------------------------------------------
 JPMorgan Chase  $71,000,000         3.395%    Monthly            5.138%       Monthly      7/06/06  $      89,706
 JPMorgan Chase   71,000,000         2.994     Monthly            5.294        Monthly      1/22/08      2,764,623
 Morgan Stanley   71,000,000         2.567     Monthly            5.294        Monthly      1/22/07      1,221,001
 Morgan Stanley   71,000,000         3.406     Monthly            5.294        Monthly      1/22/09      3,662,422
 ------------------------------------------------------------------------------------------------------------------
                                                                                                     $   7,737,752
 ------------------------------------------------------------------------------------------------------------------

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Non-income producing.
        (3)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (4)      Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown.
        (5)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks. Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent
                 Bank and/or Borrower prior to the disposition of a Senior Loan.
        (6)      Investment is eligible for the Dividends Received Deduction.
        (7)      Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
        (8)      Based on USD-LIBOR (United States Dollar-London Interbank Offered Rate).
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CBTCS      Corporate Backed Trust Certificates.
      CORTS      Corporate Backed Trust Securities.
      PCARS      Public Credit and Repackaged Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                                 See accompanying notes to financial statements.

Nuveen Preferred and Convertible Income Fund 2 (JQC)

Portfolio of
        INVESTMENTS June 30, 2006 (Unaudited)

  SHARES     DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 4.5% (3.0% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 0.1%
     5,423   Hexcel Corporation, (2)                                                                         $       85,195
    11,982   Lockheed Martin Corporation                                                                            859,589
     3,792   Precision Castparts Corporation                                                                        226,610
---------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                            1,171,394
             --------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.1%
    14,832   FedEx Corporation                                                                                    1,733,268
     7,617   Ryder System Inc.                                                                                      445,061
---------------------------------------------------------------------------------------------------------------------------
             Total Air Freight & Logistics                                                                        2,178,329
             --------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.0%
    12,351   Southwest Airlines Co.                                                                                 202,186
---------------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 0.1%
    17,860   Coca-Cola Company                                                                                      768,337
    14,451   Pepsi Bottling Group Inc.                                                                              464,600
     5,271   PepsiCo, Inc.                                                                                          316,471
---------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                      1,549,408
             --------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.1%
     8,478   Genentech, Inc., (2)                                                                                   693,500
    14,067   Gilead Sciences, Inc., (2)                                                                             832,204
---------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                  1,525,704
             --------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.1%
     5,934   Calamos Asset Management, Inc. Class A                                                                 172,027
     4,037   Greenhill & Co Inc.                                                                                    245,288
    10,890   Lehman Brothers Holdings Inc.                                                                          709,484
     2,287   OptionsXpress Holdings Inc.                                                                             53,310
---------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                1,180,109
             --------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.0%
    11,658   Airgas, Inc.                                                                                           434,261
---------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.1%
    14,130   Bank of Hawaii Corporation                                                                             700,848
     3,608   Boston Private Financial Holdings Inc.                                                                 100,663
     9,270   Colonial BancGroup Inc.                                                                                238,054
     4,685   Greater Bay Bancorp                                                                                    134,694
     6,810   Marshall and Ilsley Corporation                                                                        311,489
     6,130   Northern Trust Corporation                                                                             338,989
    20,120   PNC Financial Services Group, Inc.                                                                   1,411,820
    12,256   Washington Mutual, Inc.                                                                                558,628
    11,132   Whitney Holding Corporation                                                                            393,739
     7,627   Zions Bancorporation                                                                                   594,448
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               4,783,372
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.1%
     3,920   Administaff, Inc.                                                                                      140,375
     2,752   American Ecology Corporation                                                                            72,928
     4,818   Consolidated Graphics Inc., (2)                                                                        250,825
    13,382   Corporate Executive Board Company                                                                    1,340,876
     8,850   Equifax Inc.                                                                                           303,909
    16,633   Global Payments Inc.                                                                                   807,532
    24,209   R.R. Donnelley & Sons Company                                                                          773,478
    19,240   Republic Services, Inc.                                                                                776,142

Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

  SHARES     DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES (continued)
     4,040   SEI Investments Company                                                                         $      197,475
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                 4,663,540
             --------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.2%
    23,390   Comverse Technology, Inc., (2)                                                                         462,420
    53,600   Corning Incorporated, (2)                                                                            1,296,584
     2,249   Harris Corporation                                                                                      93,356
    32,690   QUALCOMM Inc.                                                                                        1,309,888
---------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                       3,162,248
             --------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.1%
    17,330   Apple Computer, Inc., (2)                                                                              989,890
    24,510   Hewlett-Packard Company                                                                                776,477
     1,611   Komag Inc., (2)                                                                                         74,396
     7,614   Network Appliance Inc., (2)                                                                            268,774
---------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                        2,109,537
             --------------------------------------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING - 0.0%
     1,471   Shaw Group Inc., (2)                                                                                    40,894
---------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.2%
    78,276   Americredit Corp., (2)                                                                               2,185,466
     8,440   Capital One Financial Corporation                                                                      721,198
---------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                               2,906,664
             --------------------------------------------------------------------------------------------------------------
             DISTRIBUTORS - 0.0%
     1,456   Keystone Automotive Industries Inc., (2)                                                                61,472
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES - 0.0%
     6,544   Jackson Hewitt Tax Services Inc.                                                                       205,154
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 0.1%
     6,490   CBOT Holdings, Inc. Class A, (2)                                                                       776,139
     4,215   Moody's Corporation                                                                                    229,549
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                 1,005,688
             --------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
    60,360   Sprint Nextel Corporation                                                                            1,206,596
---------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.2%
    22,470   PG&E Corporation                                                                                       882,622
    38,902   TXU Corporation                                                                                      2,325,951
---------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                             3,208,573
             --------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.1%
    13,422   Emerson Electric Co.                                                                                 1,124,898
     2,666   Ormat Technologies Inc.                                                                                101,708
     3,888   Smith AO Corporation                                                                                   180,248
---------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                           1,406,854
             --------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
     2,984   Itron Inc., (2)                                                                                        176,832
     5,897   Millipore Corporation, (2)                                                                             371,452
     6,875   Parker Hannifin Corporation                                                                            533,500
     6,461   Plexus Corporation, (2)                                                                                221,031
     6,511   Teledyne Technologies Inc., (2)                                                                        213,300
    10,215   Waters Corporation, (2)                                                                                453,546
---------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                             1,969,661
             --------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 0.0%
     4,461   Helix Energy Solutions Group, (2)                                                                      180,046
     4,984   Unit Corporation, (2)                                                                                  283,540
     4,671   Veritas DGC Inc., (2)                                                                                  240,930
---------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                      704,516
             --------------------------------------------------------------------------------------------------------------

  SHARES     DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.0%
     9,550   Whole Foods Market, Inc.                                                                        $      617,312
---------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS -- 0.2%
    24,268   Archer-Daniels-Midland Company                                                                       1,001,783
    36,820   Monsanto Company                                                                                     3,099,876
---------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                  4,101,659
             --------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.1%
    49,463   Energen Corporation                                                                                  1,899,874
---------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
     7,500   American Medical Systems Holdings, Inc., (2)                                                           124,875
    19,560   Baxter International Inc.                                                                              719,026
    10,414   Dade Behring Holdings Inc.                                                                             433,639
     4,544   Express Scripts, Inc., (2)                                                                             325,987
    32,530   Hospira Inc., (2)                                                                                    1,396,838
    10,062   Kinetic Concepts Inc., (2)                                                                             444,237
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                               3,444,602
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.2%
     6,449   Healthways Inc., (2)                                                                                   339,475
     9,530   Humana Inc., (2)                                                                                       511,761
    21,734   Quest Diagnostics Incorporated                                                                       1,302,301
    24,886   Sierra Health Services Inc., (2)                                                                     1,120,617
     6,539   Surmodics Inc., (2)                                                                                    236,123
     2,693   Wellcare Health Plans Inc., (2)                                                                        132,092
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                               3,642,369
             --------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 0.1%
    22,266   Choice Hotels International, Inc.                                                                    1,349,320
     4,080   Panera Bread Company, (2)                                                                              274,339
     7,287   Starbucks Corporation, (2)                                                                             275,157
     7,615   Station Casinos Inc.                                                                                   518,429
---------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                  2,417,245
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    66,302   Newell Rubbermaid Inc.                                                                               1,712,581
     3,000   Stanley Works                                                                                          141,660
---------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                             1,854,241
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 0.1%
    19,160   Colgate-Palmolive Company                                                                            1,147,684
     8,547   Kimberly-Clark Corporation                                                                             527,350
---------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                             1,675,034
             --------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.1%
    10,320   3M Co.                                                                                                 833,546
    13,580   General Electric Company                                                                               447,597
---------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                       1,281,143
             --------------------------------------------------------------------------------------------------------------
             INSURANCE - 0.2%
    23,438   AFLAC Incorporated                                                                                   1,086,351
     1,566   First American Corporation                                                                              66,195
    22,284   HCC Insurance Holdings Inc.                                                                            656,041
     3,654   Philadelphia Consolidated Holding Corporation, (2)                                                     110,935
     3,210   Tower Group Inc.                                                                                        97,103
    81,960   W.R. Berkley Corporation                                                                             2,797,295
---------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      4,813,920
             --------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.0%
     8,486   Coldwater Creek Inc., (2)                                                                              227,085
     5,559   MSC Industrial Direct Inc., Class A                                                                    264,442
---------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                        491,527
             --------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

  SHARES     DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.0%
       794   Google Inc., Class A, (2)                                                                       $      332,948
     3,248   j2 Global Communications, Inc., (2)                                                                    101,403
---------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                     434,351
             --------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
     5,486   Websense Inc., (2)                                                                                     112,682
---------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 0.1%
     1,366   Freightcar America Inc.                                                                                 75,827
     6,324   Harsco Corporation                                                                                     493,019
     4,585   Joy Global Inc.                                                                                        238,833
     2,450   Paccar Inc.                                                                                            201,831
---------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                      1,009,510
             --------------------------------------------------------------------------------------------------------------
             MEDIA - 0.2%
    12,270   Cablevision Systems Corporation, (2)                                                                   263,192
     6,095   Comcast Corporation, Class A, (2)                                                                      199,550
    32,680   DIRECTV Group, Inc., (2)                                                                               539,220
    12,214   John Wiley and Sons Inc., Class A                                                                      405,505
     9,740   Liberty Global Inc, A Shares, (2)                                                                      209,410
     9,738   Liberty Global Inc., Class C, (2)                                                                      200,311
     2,124   Lodgenet Entertainment Corporation, (2)                                                                 39,613
    13,040   McGraw-Hill Companies, Inc.                                                                            654,999
    55,730   Time Warner Inc.                                                                                       964,129
---------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                          3,475,929
             --------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.0%
     1,398   Phelps Dodge Corporation                                                                               114,860
     4,202   Quanex Corporation                                                                                     180,980
---------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                  295,840
             --------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.1%
     6,117   Casey's General Stores, Inc.                                                                           152,986
    13,210   Dollar Tree Stores Inc., (2)                                                                           350,065
    22,370   Kohl's Corporation, (2)                                                                              1,322,514
---------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                               1,825,565
             --------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.2%
    15,760   EOG Resources, Inc.                                                                                  1,092,798
     2,378   Frontier Oil Corporation                                                                                77,047
     2,852   Houston Exploration Company, (2)                                                                       174,514
     3,126   Parallel Petroleum Corporation, (2)                                                                     77,243
     4,717   Pioneer Drilling Company, (2)                                                                           72,830
    13,011   Sunoco, Inc.                                                                                           901,532
     7,352   Valero Energy Corporation                                                                              489,055
     4,972   W&T Offshore Inc.                                                                                      193,361
---------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                    3,078,380
             --------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.0%
    11,950   Plum Creek Timber Company                                                                              424,225
---------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.1%
     6,387   Allergan Inc.                                                                                          685,070
     6,524   Alpharma Inc.                                                                                          156,837
    60,110   King Pharmaceuticals Inc., (2)                                                                       1,021,870
---------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                1,863,777
             --------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.1%
     1,913   American Home Mortgage Investment Corp.                                                                 70,513
     3,750   Camden Property Trust                                                                                  275,813
     5,763   Equity Inns Inc.                                                                                        95,435
     5,190   Health Care Property Investors Inc.                                                                    138,781
     3,987   LaSalle Hotel Properties                                                                               184,598
     5,271   Public Storage, Inc.                                                                                   400,069
     3,794   SL Green Realty Corporation                                                                            415,329
     8,597   Tanger Factory Outlet Centers                                                                          278,285
     1,214   Taubman Centers Inc.                                                                                    49,653

  SHARES     DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE (continued)
     6,244   United Dominion Realty Trust                                                                    $      174,894
---------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                    2,083,370
             --------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.0%
     7,913   Burlington Northern Santa Fe Corporation                                                               627,105
---------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.2%
    14,370   Advanced Micro Devices, Inc., (2)                                                                      350,915
    14,017   Entegris Inc., (2)                                                                                     133,582
    20,885   Freescale Semiconductor, Inc., Class B, (2)                                                            614,019
    25,370   Micron Technology, Inc., (2)                                                                           382,072
     3,248   Microsemi Corporation, (2)                                                                              79,186
    44,090   National Semiconductor Corporation                                                                   1,051,547
     1,796   Netlogic Microsystems Inc., (2)                                                                         57,921
    19,300   QLogic Corporation, (2)                                                                                332,732
     1,656   Silicon Laboratories Inc., (2)                                                                          58,208
---------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                     3,060,182
             --------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.2%
     5,075   Aspen Technology Inc., (2)                                                                              66,584
    21,751   Autodesk, Inc., (2)                                                                                    749,539
     3,584   Blackbaud, Inc.                                                                                         81,357
    42,850   BMC Software Inc., (2)                                                                               1,024,115
    11,260   Intuit Inc., (2)                                                                                       679,991
    10,250   Reynolds and Reynolds Company                                                                          314,368
     6,601   Salesforce.com, Inc., (2)                                                                              175,983
---------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                       3,091,937
             --------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.2%
    28,606   Ann Taylor Stores Corporation, (2)                                                                   1,240,928
     3,294   Build-A-Bear-Workshop, Inc., (2)                                                                        70,854
     4,253   Childrens Place Retail Stores Inc., (2)                                                                255,393
    17,067   Circuit City Stores, Inc.                                                                              464,564
     8,011   Claire's Stores, Inc.                                                                                  204,361
    11,468   Select Comfort Corporation, (2)                                                                        263,420
    16,241   Staples, Inc.                                                                                          394,981
---------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                               2,894,501
             --------------------------------------------------------------------------------------------------------------
             TEXTILES APPAREL & LUXURY GOODS - 0.0%
     6,599   Guess Inc., (2)                                                                                        275,508
     3,425   Nike Inc., Class B                                                                                     277,425
     2,456   Skechers USA Inc., (2)                                                                                  59,214
---------------------------------------------------------------------------------------------------------------------------
             Total Textiles Apparel & Luxury Goods                                                                  612,147
             --------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.0%
     9,230   Washington Federal Inc.                                                                                214,044
---------------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     3,314   GATX Corporation                                                                                       140,845
---------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $86,609,968)                                                              87,159,476
             --------------------------------------------------------------------------------------------------------------
    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 10.6% (7.1% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 0.6%
   244,850   Ford Motor Company Capital Trust II                       6.500%                        CCC+      $    6,806,830
             General Motors Corporation, Convertible Notes,
   252,740    Senior Debentures, Series B                              5.250%                          B-           4,675,690
-----------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                     11,482,520
             ----------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 1.1%
   137,000   Affiliated Managers Group Inc.                            5.100%                           B           6,439,000
   298,000   E*Trade Financial Corporation                             6.125%                         Ba3           8,922,120
   182,435   Lazard Limited                                            6.625%                         Ba1           6,567,660
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                 21,928,780
             ----------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.7%
   313,585   Celanese Corporation                                      4.250%                         N/R      $    9,347,969
    89,905   Huntsman Corporation                                      5.000%                         N/R           3,492,809
-----------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                       12,840,778
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 1.8%
 5,475,000   Fortis Insurance NV, 144A                                 7.750%                          A+           7,105,345
   351,450   Marshall and Ilsley Corporation                           6.500%                          A2           9,443,462
   211,500   National Australia Bank Limited                           7.875%                         N/R           8,986,635
   150,000   Washington Mutual, Inc., Unit 1 Trust                     5.375%                        Baa1           8,532,000
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                34,067,442
             ----------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.7%
13,400,000   SLM Corporation                                           5.050%                           A          13,589,074
-----------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.4%
    90,550   Entergy Corporation                                       7.625%                         BBB           4,547,421
    76,430   PNM Resources Inc.                                        6.750%                        Baa3           3,752,713
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                               8,300,134
             ----------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.1%
    37,500   Southern Union Company                                    5.000%                         BBB           1,991,250
-----------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.2%
    53,570   Omnicare Capital Trust II, Series B                       4.000%                          BB           3,378,124
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 3.3%
   193,015   Aspen Insurance Holdings Limited                          5.625%                        BBB-           9,578,369
   276,200   Chubb Corporation                                         7.000%                           A           9,730,526
   503,775   Genworth Financial Inc.                                   6.000%                           A          18,967,129
    85,000   Hartford Financial Services Group, Inc.                   6.000%                          A-           6,323,150
   188,920   IPC Holdings Limited                                      7.250%                        BBB-           4,699,385
   570,475   MetLife Inc., Convertible, Series B                       6.375%                        BBB+          15,727,996
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                       65,026,555
             ----------------------------------------------------------------------------------------------------------------
             MEDIA - 0.2%
   135,700   Interpublic Group Companies Inc., Series A                5.375%                         N/R           4,342,400
-----------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.2%
     2,400   Freeport McMoran Copper & Gold, Inc.                      5.500%                          B-           3,007,500
-----------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.6%
    48,335   Chesapeake Energy Corporation, 144A                       5.000%                           B           4,948,296
    51,000   Chesapeake Energy Corporation                             4.500%                          B+           4,781,250
    17,370   Hess Corporation                                          7.000%                          BB           2,304,999
-----------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                     12,034,545
             ----------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.7%
    86,650   New York Community Bancorp Inc Capital Trust V            6.000%                        Baa2           4,068,218
   337,845   PMI Group Inc.                                            5.875%                          A1           8,591,398
-----------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                      12,659,616
             ----------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES (COST
              $197,580,088)                                                                                       204,648,718
             ----------------------------------------------------------------------------------------------------------------
    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 47.5% (31.4% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 0.0%
     3,000   DaimlerChrysler AG (CORTS)                                7.875%                          A3      $       74,070
     2,200   DaimlerChrysler Corp. (PPLUS)                             7.250%                          A3              54,142
-----------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                        128,212
             ----------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 4.0%
   269,511   BNY Capital Trust V, Series F                             5.950%                          A1           6,085,558
   219,600   Compass Capital Trust III                                 7.350%                          A3           5,446,080
    31,600   CSFB USA, Series 2002-10 (SATURNS)                        7.000%                         AA-             780,520
    22,600   First Union Institutional Capital II (CORTS)              8.200%                          A1             604,437
     5,300   Goldman Sachs Capital I (CORTS)                           6.000%                          A1             115,805

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS (continued)
     4,400   Goldman Sachs Capital I, Series A (CORTS)                 6.000%                          A1      $       96,228
     4,800   Goldman Sachs Group Inc., Series 2004-04 (SATURNS)        6.000%                          A1             105,120
     2,100   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)        6.000%                          A1              45,927
    11,800   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                          A1             258,420
   198,350   Lehman Brothers Holdings Inc., Series C, (6)              5.940%                        BBB+           9,470,221
    82,300   Lehman Brothers Holdings Inc., Series D, (6)              5.670%                          A3           3,783,743
    71,500   Merrill Lynch Capital Trust II                            8.000%                          A1           1,813,240
   267,200   Merrill Lynch Preferred Capital Trust III                 7.000%                          A1           6,645,264
   189,600   Merrill Lynch Preferred Capital Trust IV                  7.120%                          A1           4,760,856
   283,400   Merrill Lynch Preferred Capital Trust V                   7.280%                          A1           7,198,360
    48,400   Merrill Lynch Preferred Capital Trust                     7.750%                          A1           1,231,780
   211,850   Morgan Stanley Capital Trust II                           7.250%                          A1           5,347,094
   185,370   Morgan Stanley Capital Trust III                          6.250%                          A1           4,189,362
   138,400   Morgan Stanley Capital Trust IV                           6.250%                          A1           3,123,688
    14,100   Morgan Stanley Capital Trust V                            5.750%                          A+             295,959
   327,800   Morgan Stanley Capital Trust VI                           6.600%                          A1           7,814,752
   315,200   Morgan Stanley, Series 2006A, WI/DD                       5.777%                          A2           7,968,666
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                 77,181,080
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 10.1%
    36,200   Abbey National PLC, Series B                              7.375%                           A             946,992
    40,000   Abbey National PLC, Series B                              7.250%                          A1           1,004,800
   303,200   Abbey National PLC, Series C                              7.375%                          A2           7,761,920
   715,800   ABN AMRO Capital Fund Trust V                             5.900%                           A          15,575,808
    79,579   ABN AMRO Capital Fund Trust VI                            6.250%                           A           1,866,128
    17,021   ABN AMRO Capital Trust Fund VII                           6.080%                           A             385,355
   115,200   ASBC Capital I                                            7.625%                        Baa1           2,923,776
   203,410   BAC Capital Trust I                                       7.000%                         Aa3           5,024,227
   560,200   BAC Capital Trust II                                      7.000%                         Aa3          13,999,398
   153,900   BAC Capital Trust III                                     7.000%                         Aa3           3,864,429
   888,611   Banco Santander                                           6.410%                          A2          21,326,664
    71,750   Banco Totta & Acores Finance, Series A                    8.875%                          A3           1,831,871
     6,700   BancorpSouth Capital Trust I                              8.150%                        Baa2             168,371
    28,800   Banesto Holdings, Series A, 144A                         10.500%                          A2             871,200
   167,700   Bank One Capital Trust VI                                 7.200%                          A1           4,226,040
    51,900   BankNorth Capital Trust II                                8.000%                          A3           1,311,513
    91,042   Barclays Bank PLC                                         6.625%                         Aa3           2,278,781
 9,900,000   BOI Capital Funding 3, 144A                               6.107%                          A2           9,235,799
   146,100   Chittenden Capital Trust I                                8.000%                        Baa1           3,744,543
   146,500   Cobank ABC, 144A, (6)                                     7.000%                         N/R           7,456,997
   119,100   Comerica Capital Trust I                                  7.600%                          A3           2,978,691
   512,200   Fleet Capital Trust VII                                   1.800%                         Aa3          12,779,390
   430,300   Fleet Capital Trust VIII                                  7.200%                         Aa3          10,869,378
    62,400   HSBC Finance Corporation                                  6.875%                         Aa3           1,556,256
    38,200   KeyCorp (PCARS)                                           7.500%                          A3             963,595
    90,467   KeyCorp Capital Trust V                                   5.875%                          A3           1,960,420
    92,600   National Commerce Capital Trust II                        7.700%                          A1           2,333,520
    21,700   ONB Capital Trust II                                      8.000%                        Baa2             555,520
    27,500   PNC Capital Trust                                         6.125%                          A3             607,750
   180,674   Royal Bank of Scotland Group PLC, Series L                5.750%                          A1           3,888,104
   124,740   Royal Bank of Scotland Group PLC, Series N                6.350%                          A1           2,950,101
   160,600   SunTrust Capital Trust IV                                 7.125%                          A1           3,971,638
   110,300   SunTrust Capital Trust V                                  7.050%                          A1           2,723,307
   356,700   USB Capital Trust IV                                      7.350%                         Aa3           9,010,242
   301,200   USB Capital Trust V                                       7.250%                         Aa3           7,554,096
    31,800   USB Capital Trust VI                                      5.750%                         Aa3             671,616
    40,100   USB Capital Trust VII                                     5.875%                         Aa3             864,155
    39,300   VNB Capital Trust I                                       7.750%                        Baa1             989,574
    11,000   Wells Fargo Capital Trust IX                              5.625%                         Aa2             232,760
    40,000   Wells Fargo Capital Trust IV                              7.000%                         Aa2             996,000
   483,400   Wells Fargo Capital Trust V                               7.000%                         Aa2          12,002,822
   115,100   Wells Fargo Capital Trust VI                              6.950%                         Aa2           2,836,064
   129,309   Wells Fargo Capital Trust VII                             5.850%                         Aa2           2,844,798
   117,800   Zions Capital Trust B                                     8.000%                        Baa1           3,048,664
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               194,993,073
             ----------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.1%
    29,900   IBM Inc., Series 2001-1 (SATURNS)                         7.125%                          A+      $      741,221
    14,000   IBM Trust II (CORTS)                                      7.125%                          A+             346,780
     8,000   IBM Trust III (CORTS)                                     7.200%                          A+             199,840
    24,800   IBM Trust IV (CORTS)                                      7.000%                          A+             615,040
-----------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                          1,902,881
             ----------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.6%
    99,400   Household Capital Trust VII                               7.500%                          A1           2,507,862
   168,600   SLM Corporation, Series A, (6)                            6.970%                        BBB+           8,986,380
    14,200   SLM Corporation                                           6.000%                           A             307,856
-----------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                                11,802,098
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 5.0%
    13,800   BBVA Preferred Capital Ltd., Series B                     7.750%                          A1             345,414
   168,100   CIT Group Inc., Series A, (6)                             6.350%                        BBB+           4,120,131
    27,700   CIT Group Incorporated (CORTS)                            7.750%                          A3             734,327
   108,880   Citigroup Capital Trust IX                                6.000%                         Aa2           2,432,379
   197,400   Citigroup Capital Trust VII                               7.125%                         Aa2           4,946,844
   949,572   Citigroup Capital Trust VIII                              6.950%                         Aa2          23,416,446
     5,700   Citigroup, Series CIT (CORTS)                             6.750%                          A3             139,479
     1,400   General Electric Capital Corporation (CORTS)              6.000%                         AAA              32,270
    40,500   General Electric Capital Corporation                      6.625%                         AAA             998,730
   592,320   ING Group N.V.                                            7.200%                           A          15,110,083
   755,475   ING Group N.V.                                            7.050%                           A          19,060,634
    43,200   JPM Capital Trust (CORTS)                                 7.200%                          A1           1,094,688
    71,965   JPMorgan Chase & Company (PCARS)                          7.125%                          A2           1,773,937
   712,420   JPMorgan Chase Capital Trust X                            7.000%                          A1          17,703,637
    32,200   JPMorgan Chase Capital Trust XVI                          6.350%                          A1             746,718
             JPMorgan Chase Trust, Series 2002-6, Class A
    73,600    (SATURNS)                                                7.125%                          A1           1,882,688
             Royal Bank of Scotland Public Limited Company,
    60,000    Series 2006Q                                             6.750%                          A1           1,516,800
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                  96,055,205
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
    38,500   BellSouth Capital Funding (CORTS)                         7.100%                           A             962,500
    29,900   BellSouth Corporation (CORTS)                             7.000%                         Aa3             728,663
    50,600   BellSouth Corporation, Series 2001-3 (SATURNS)            7.125%                           A           1,214,400
    32,600   BellSouth Inc. (CORTS)                                    7.000%                           A             808,480
    71,100   BellSouth Telecommunications (PPLUS)                      7.300%                           A           1,742,661
             Deutsche Telekom International Finance B.V.,
    60,600    Series 2001-24, Class A-1 (CORTS)                        7.875%                          A-           1,531,968
    27,300   Verizon Communications (CORTS)                            7.625%                           A             693,693
    48,100   Verizon Communications (CORTS)                            7.375%                           A           1,215,487
    50,700   Verizon New England Inc., Series B                        7.000%                          A3           1,255,332
    30,400   Verizon South Inc., Series F                              7.000%                           A             740,848
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                          10,894,032
             ----------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.4%
    16,300   Consolidated Edison Company of New York Inc.              7.500%                          A1             407,663
     6,000   Consolidated Edison, Inc.                                 7.250%                          A2             150,540
    21,100   DTE Energy Trust I                                        7.800%                        Baa3             534,674
    28,900   Entergy Louisiana LLC                                     7.600%                          A-             722,500
     8,300   Entergy Mississippi Inc.                                  7.250%                          A-             208,745
     3,000   Georgia Power Capital Trust V                             7.125%                          A3              75,150
    11,700   Mississippi Power Capital Trust II                        7.200%                          A2             292,676
             National Rural Utilities Cooperative Finance
     5,200    Corporation                                              7.400%                          A3             131,352
             National Rural Utilities Cooperative Finance
     1,500    Corporation                                              6.100%                          A3              33,600
             National Rural Utilities Cooperative Finance
     1,900    Corporation                                              5.950%                          A3              41,458
    33,600   Northern States Power Company                             8.000%                          A3             853,440
    15,400   Southern Company Capital Trust I (CORTS)                  8.190%                        BBB+             415,569
    35,700   Southern Company Capital Trust I (CORTS)                  7.375%                        BBB+             917,133
    13,100   Southern Company Capital Trust VI                         7.125%                        BBB+             328,810
   122,500   Virginia Power Capital Trust                              7.375%                        Baa2           3,074,750
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                               8,188,060
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.4%
    75,000   Dairy Farmers of America Inc., 144A, (6)                  7.875%                        BBB-           7,251,563
-----------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    72,700   Pulte Homes Inc.                                          7.375%                         BBB      $    1,819,776
-----------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.0%
     5,000   General Electric Company, Series GE (CORTS)               6.800%                         AAA             126,500
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 11.4%
 1,211,633   Ace Ltd., Series C                                        7.800%                        Baa2          31,320,713
 1,398,400   Aegon N.V.                                                6.375%                          A-          32,778,496
     6,500   Allstate Corporation (PCARS)                              7.150%                          A2             164,060
    37,600   AMBAC Financial Group Inc.                                5.950%                           A             818,176
   324,173   Arch Capital Group Limited                                8.000%                        Baa3           8,246,961
   236,713   Arch Capital Group Limited, Series B                      7.875%                        Baa3           5,846,811
   676,401   Delphi Financial Group, Inc.                              8.000%                         BBB          17,369,978
   200,456   EverestRe Capital Trust II                                6.200%                        Baa1           4,275,726
    97,100   EverestRe Group Limited                                   7.850%                        Baa1           2,461,485
   339,100   Hartford Capital Trust III, Series C                      7.450%                        BBB+           8,453,763
    56,500   Lincoln National Capital Trust V, Series E                7.650%                          A-           1,415,325
 1,404,200   Lincoln National Capital Trust VI                         6.750%                          A-          34,234,396
   175,200   MetLife Inc., Series B, (6)                               6.500%                        Baa1           4,315,176
   903,702   PartnerRe Limited, Series C                               6.750%                        BBB+          21,616,552
    82,700   PartnerRe Limited                                         7.900%                          A3           2,079,905
    80,900   PLC Capital Trust III                                     7.500%                        BBB+           2,028,972
    70,500   PLC Capital Trust IV                                      7.250%                        BBB+           1,735,710
    23,900   PLC Capital Trust V                                       6.125%                        BBB+             537,750
    38,800   Prudential PLC                                            6.750%                           A             949,436
   124,700   RenaissanceRe Holdings Limited, Series B                  7.300%                         BBB           3,055,150
     3,400   RenaissanceRe Holdings Limited, Series C                  6.080%                        BBB+              74,324
   115,800   RenaissanceRe Holdings Ltd., Series A                     8.100%                        BBB+           2,908,896
    23,700   Safeco Capital Trust I (CORTS)                            8.750%                        Baa2             697,254
    47,500   Safeco Capital Trust III (CORTS)                          8.072%                        Baa2           1,240,938
    17,400   Safeco Capital Trust IV (CORTS)                           8.375%                        Baa2             459,360
    40,200   Safeco Corporation, Series 2001-7 (SATURNS)               8.250%                        Baa2           1,019,874
    38,800   Safeco Corporation, Series 2002-5 (SATURNS)               8.250%                        Baa2             982,998
    97,100   Saint Paul Capital Trust I                                7.600%                        Baa1           2,460,514
    61,600   Torchmark Capital Trust I                                 7.750%                          A-           1,564,024
   121,900   W.R. Berkley Capital Trust, Series 2002-1 (CBTCS)         8.125%                        BBB-           1,229,971
   709,600   W.R. Berkley Corporation                                  6.750%                        BBB-          16,654,312
    68,800   XL Capital Ltd, Series A                                  8.000%                        Baa1           1,744,080
   215,640   XL Capital Ltd, Series B                                  7.625%                        Baa1           5,455,692
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      220,196,778
             ----------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
     2,500   Vertex Industries Inc. (PPLUS)                            7.625%                           A              63,150
-----------------------------------------------------------------------------------------------------------------------------
             MEDIA - 0.1%
    52,700   CBS Corporation                                           7.250%                        BBB+           1,296,420
     4,200   Walt Disney Company (CORTS)                               6.875%                          A-             105,252
     6,300   Walt Disney Company                                       7.000%                          A-             157,626
-----------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                            1,559,298
             ----------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.2%
    52,400   Dominion CNG Capital Trust I                              7.800%                        Baa2           1,328,864
    30,700   Dominion Resources Capital Trust II                       8.400%                        Baa3             780,701
    88,100   Energy East Capital Trust I                               8.250%                        BBB-           2,235,097
-----------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                  4,344,662
             ----------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
   678,700   Nexen Inc.                                                7.350%                        Baa3          16,987,861
-----------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.1%
    50,800   Bristol Myers Squibb Company (CORTS)                      6.250%                          A+           1,180,592
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 11.8%
    77,100   AvalonBay Communities, Inc., Series H                     8.700%                         BBB           2,065,509
   166,283   BRE Properties, Series B                                  8.080%                        BBB-           4,193,657
   111,466   BRE Properties, Series D                                  6.750%                        BBB-           2,614,435
   480,908   CarrAmerica Realty Corporation, Series E                  7.500%                        BBB-          12,142,927

Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE (continued)
             Developers Diversified Realty Corporation, Series
   104,300    G                                                        8.000%                        BBB-      $    2,680,510
             Developers Diversified Realty Corporation, Series
 1,264,845    H                                                        7.375%                        BBB-          30,862,218
   125,600   Duke Realty Corporation, Series L                         6.600%                         BBB           2,937,784
    25,000   Duke-Weeks Realty Corporation, Series B                   7.990%                         BBB           1,267,970
    82,800   Duke-Weeks Realty Corporation                             6.950%                         BBB           2,032,740
    98,000   Duke-Weeks Realty Corporation                             6.625%                         BBB           2,267,720
   193,200   Equity Office Properties Trust, Series G                  7.750%                        BBB-           4,936,260
     3,200   Equity Residential Properties Trust, Series C             9.125%                         BBB              80,320
    15,400   Equity Residential Properties Trust, Series D             8.600%                         BBB             392,392
   348,522   Equity Residential Properties Trust, Series N             6.480%                         BBB           7,960,242
   140,000   Federal Realty Investment Trust                           8.500%                        BBB-           3,565,800
    10,400   First Industrial Realty Trust, Inc., Series C             8.625%                        BBB-             282,880
   744,100   HRPT Properties Trust, Series B                           8.750%                        BBB-          19,346,600
   532,700   HRPT Properties Trust, Series C                           7.125%                        BBB-          13,077,785
    99,800   New Plan Excel Realty Trust, Series E                     7.625%                        BBB-           2,544,900
     3,997   Prologis Trust, Series C                                  8.540%                         BBB             212,216
    96,275   Prologis Trust, Series G                                  6.750%                         BBB           2,271,127
   125,700   PS Business Park Inc., Series O                           7.375%                        BBB-           3,162,147
     2,000   PS Business Parks, Inc., Series F                         8.750%                        BBB-              50,700
       700   PS Business Parks, Inc., Series K                         7.950%                        BBB-              18,060
   243,000   PS Business Parks, Inc., Series L                         7.600%                        BBB-           6,075,000
   299,600   PS Business Parks, Inc.                                   7.000%                        BBB-           7,250,320
   149,000   Public Storage, Inc., Series E                            6.750%                        BBB+           3,485,110
    18,400   Public Storage, Inc., Series F                            6.450%                        BBB+             413,080
   195,600   Public Storage, Inc., Series H                            6.950%                        BBB+           4,743,300
   158,950   Public Storage, Inc., Series R                            8.000%                        BBB+           3,989,645
    55,860   Public Storage, Inc., Series S                            7.875%                        BBB+           1,404,320
    45,000   Public Storage, Inc., Series T                            7.625%                        BBB+           1,126,350
   174,500   Public Storage, Inc., Series U                            7.625%                        BBB+           4,379,950
    31,500   Public Storage, Inc., Series V                            7.500%                        BBB+             806,400
   166,100   Regency Centers Corporation                               7.450%                        BBB-           4,277,075
    20,500   Simon Property Group, Inc., Series F                      8.750%                        Baa2             517,215
    20,650   Simon Property Group, Inc., Series G                      7.890%                         BBB           1,053,150
     2,600   United Dominion Realty Trust                              8.600%                        BBB-              66,300
    30,000   Vornado Realty Trust, Series E                            7.000%                        BBB-             732,900
     1,200   Vornado Realty Trust, Series F                            6.750%                        BBB-              28,380
   165,000   Vornado Realty Trust, Series G                            6.625%                        BBB-           3,795,000
   183,000   Vornado Realty Trust, Series H                            6.750%                        BBB-           4,282,200
 1,987,734   Wachovia Preferred Funding Corporation                    7.250%                          A2          52,337,036
   130,300   Weingarten Realty Trust, Series E                         6.950%                          A-           3,231,440
-----------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                    224,961,070
             ----------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 1.1%
    81,500   Countrywide Capital Trust II, Series II (CORTS)           8.000%                        BBB+           2,053,800
    70,800   Countrywide Capital Trust III (PPLUS)                     8.050%                        BBB+           1,823,100
   733,343   Countrywide Capital Trust IV                              6.750%                        BBB+          17,284,895
             Countrywide Financial Corporation Capital Trust I
     8,400    (CORTS)                                                  8.000%                        BBB+             210,924
-----------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                      21,372,719
             ----------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.6%
    60,100   AT&T Wireless (CORTS)                                     8.000%                           A           1,544,570
    28,000   AT&T Wireless, Series 2002-B (SATURNS)                    9.250%                           A             747,600
    50,600   United States Cellular Corporation                        8.750%                          A-           1,318,130
   344,100   United States Cellular Corporation                        7.500%                          A-           8,664,438
-----------------------------------------------------------------------------------------------------------------------------
             Total Wireless Telecommunication Services                                                             12,274,738
             ----------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES
              (COST $953,509,053)                                                                                 913,283,348
             ----------------------------------------------------------------------------------------------------------------
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (4)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 0.1% (0.1% OF TOTAL INVESTMENTS) (5)
               MEDIA - 0.0%
 $    1,000    Philadelphia Newspapers, Term Loan B, WI/DD                 TBD             TBD               B      $    1,000,000
----------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (4)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.1%
               Bluegrass Container Company, LLC, Term Loan B,
 $    1,155     WI/DD                                                      TBD             TBD             BB-      $    1,507,500
----------------------------------------------------------------------------------------------------------------------------------
               TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST
      2,155     $2,500,000)                                                                                              2,507,500
----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY     RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 36.4% (24.2% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 1.5%
 $    6,275    AAR Corporation, 144A, (7)                                1.750%        2/01/26             BB-      $    6,047,531
      7,250    Armor Holdings Inc.                                       2.000%       11/01/24              B+           8,663,750
      4,670    L-3 Communications Corporation, Series 144A               3.000%        8/01/35             BB+           4,576,600
      8,815    Lockheed Martin Corporation                               4.920%        8/15/33            BBB+          10,062,851
----------------------------------------------------------------------------------------------------------------------------------
     27,010    Total Aerospace & Defense                                                                                29,350,732
----------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 0.4%
      1,700    AMR Corporation, Convertible Bonds                        4.500%        2/15/24            CCC+           2,280,125
      1,400    Continental Airlines, Inc.                                5.000%        6/15/23            CCC+           2,381,750
      2,320    JetBlue Airways Corporation                               3.750%        3/15/35              B-           2,267,800
----------------------------------------------------------------------------------------------------------------------------------
      5,420    Total Airlines                                                                                            6,929,675
----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.5%
      9,305    ArvinMeritor Inc., 144A                                   4.625%        3/01/26             BB-           9,874,931
----------------------------------------------------------------------------------------------------------------------------------
               AUTOMOBILES - 0.1%
      1,025    Fleetwood Enterprises Inc., 144A                          5.000%       12/15/23              B2             990,406
----------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY - 2.0%
     10,850    Amgen Inc., 144A                                          0.125%        2/01/11              A+          10,199,000
      5,000    Cephalon, Inc.                                            0.000%        6/15/33              B-           5,843,750
     10,700    Genzyme Corporation                                       1.250%       12/01/23             BBB          11,168,125
      7,700    Gilead Sciences Inc., 144A                                0.625%        5/01/13             N/R           7,372,750
      3,670    Medimmune Inc.                                            1.000%        7/15/23             BBB           3,679,175
----------------------------------------------------------------------------------------------------------------------------------
     37,920    Total Biotechnology                                                                                      38,262,800
----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.5%
      9,300    Goldman Sachs Group Inc.                                  0.125%        6/28/11             Aa3           9,787,971
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.2%
      3,515    Wells Fargo & Company, Convertible Bond                   5.396%        5/01/33             Aa1           3,528,181
----------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 3.1%
      3,570    ADC Telecommunications Inc.                               1.000%        6/15/08             N/R           3,373,650
      6,265    ADC Telecommunications Inc.                               5.795%        6/15/13             N/R           6,014,400
      9,200    Cienna Corporation                                        3.750%        2/01/08               B           8,843,500
      5,150    CommScope Inc.                                            1.000%        3/15/24              B+           7,673,500
      7,800    Comverse Technology, Inc.                                 0.000%        5/15/23             BB-           9,447,750
      3,500    Finisar Corporation, Series 144A                          2.500%       10/15/10             N/R           4,086,250
      2,535    JDS Uniphase Corporation                                  0.000%       11/15/10             N/R           2,322,694
               Juniper Networks Inc., Convertible Subordinated
      3,515     Notes                                                    0.000%        6/15/08              BB           3,528,181
      7,450    Lucent Technologies Inc.                                  2.750%        6/15/23              B1           7,310,313
      3,905    Nortel Networks Corp.                                     4.250%        9/01/08              B-           3,699,988
      1,700    Powerwave Technologies Inc.                               1.875%       11/15/24             N/R           1,780,750
      1,390    Powerwave Technologies Inc.                               1.825%       11/15/24             N/R           1,456,025
----------------------------------------------------------------------------------------------------------------------------------
     55,980    Total Communications Equipment                                                                           59,537,001
----------------------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION & ENGINEERING - 0.4%
      4,545    Quanta Services Inc., Series 144A                         3.750%        4/30/26             N/R           4,749,525
      3,500    Quanta Services Incorporated                              4.000%        7/01/07               B           3,456,250
----------------------------------------------------------------------------------------------------------------------------------
      8,045    Total Construction & Engineering                                                                          8,205,775
----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.2%
      4,550    American Express Company, Convertible Bond                1.850%       12/01/33              A+           4,680,813
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 1.0%
     10,325    CapitalSource Inc.                                        3.500%        7/15/34            BBB-          10,208,844

Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES (continued)
 $    2,650    JMH Finance Limited                                       4.750%       9/06/07           N/R      $    2,658,782
      6,375    Merrill Lynch & Co. Inc., Convertible Bond                0.000%       3/13/32           Aa3           6,980,625
-------------------------------------------------------------------------------------------------------------------------------
     19,350    Total Diversified Financial Services                                                                  19,848,251
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
      5,750    Broadwing Corporation, 144A                               3.125%       5/15/26           N/R           5,347,500
      3,325    CenturyTel Inc.                                           4.750%       8/01/32           BBB           3,453,844
      6,075    Time Warner Telecom Inc.                                  2.375%       4/01/26          CCC+           6,310,406
-------------------------------------------------------------------------------------------------------------------------------
     15,150    Total Diversified Telecommunication Services                                                          15,111,750
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
      5,925    Coherent Inc., 144A                                       2.750%       3/01/11           N/R           6,428,625
     17,940    Roper Industries Inc.                                     1.481%       1/15/34           BB-          10,988,250
-------------------------------------------------------------------------------------------------------------------------------
     23,865    Total Electronic Equipment & Instruments                                                              17,416,875
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 1.6%
      1,115    Cal Dive International Inc.                               3.250%      12/15/25           N/R           1,662,744
      6,150    Cooper Cameron Corporation                                1.500%       5/15/24          BBB+           9,109,688
      4,375    Hanover Compressor Company                                4.750%       1/15/14             B           6,256,250
      4,350    Nabors Industries Inc.                                    0.000%       6/15/23           N/R           4,785,000
      2,445    Oil States International Inc., Series 144A                2.375%       7/01/25           N/R           3,169,331
      3,325    Schlumberger Limited                                      2.125%       6/01/23            A+           5,606,781
-------------------------------------------------------------------------------------------------------------------------------
     21,760    Total Energy Equipment & Services                                                                     30,589,794
-------------------------------------------------------------------------------------------------------------------------------
               GAS UTILITIES - 0.1%
         30    Southern Union Company, Series B                          5.750%       8/16/06          Baa3           2,425,568
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
     12,300    Fisher Scientific International Inc.                      3.250%       3/01/24           BB+          13,745,250
      7,650    Lincare Holdings Inc.                                     3.000%       6/15/33           N/R           7,487,438
-------------------------------------------------------------------------------------------------------------------------------
     19,950    Total Health Care Equipment & Supplies                                                                21,232,688
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 1.0%
      9,200    Laboratory Corporation of America Holdings                0.000%       9/11/21          BBB-           7,797,000
      3,045    Manor Care, Inc.                                          2.125%       8/01/35           BBB           3,425,625
      8,510    Roche Holdings Inc., 144A                                 0.000%       7/25/21           N/R           7,575,006
-------------------------------------------------------------------------------------------------------------------------------
     20,755    Total Health Care Providers & Services                                                                18,797,631
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS RESTAURANTS & LEISURE - 2.4%
      7,875    Caesars Entertainment Inc.                                5.028%       4/15/24          BBB-           9,943,763
     20,750    Carnival Corporation                                      1.132%       4/29/33            A-          13,617,188
      2,170    Four Seasons Hotel Inc.                                   1.875%       7/30/24          BBB-           2,292,063
      8,535    Hilton Hotels Corporation                                 3.375%       4/15/23            BB          11,244,863
      3,895    Kerzner International Limited, 144A                       2.375%       4/15/24             B           5,311,806
      3,000    Scientific Games Corporation                              0.750%      12/01/24            B+           3,911,250
-------------------------------------------------------------------------------------------------------------------------------
     46,225    Total Hotels Restaurants & Leisure                                                                    46,320,933
-------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES - 0.7%
     14,250    3M Company                                                0.000%      11/21/32           Aa1          12,931,875
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 1.4%
         33    Alleghany Corporation, Convertible Bond                   5.750%       6/15/09          BBB-           9,120,375
      6,725    American Equity Investment Life Holding Company           5.250%      12/06/24           BB+           7,052,844
     12,640    American Financial Group Inc.                             1.486%       6/02/33           BBB           6,493,800
      3,840    Prudential Financial Inc.                                 2.411%      11/15/35             A           3,853,248
-------------------------------------------------------------------------------------------------------------------------------
     23,238    Total Insurance                                                                                       26,520,267
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 0.5%
      7,885    Open Solutions Inc., 144A                                 1.467%       2/02/35           N/R           4,642,294
      7,800    Open Solutions Inc.                                       1.467%       2/02/35           N/R           4,592,250
-------------------------------------------------------------------------------------------------------------------------------
     15,685    Total Internet Software & Services                                                                     9,234,544
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.1%
      2,090    Digital River Inc.                                        1.250%       1/01/24           N/R           2,369,538
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.1%
 $    1,165    K2 Corporation, Convertible Notes, 144A                   5.000%       6/15/10           N/R      $    1,218,881
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 4.2%
        275    Comcast Corporation                                       2.000%      10/15/29           BBB          10,923,698
      5,200    Grey Global Group Inc.                                    5.000%      10/15/33           N/R           6,467,500
               Liberty Media Corporation, Senior Debentures
     14,725     Exchangeable for Motorola Common Stock                   3.500%       1/15/31           BB+          14,043,969
               Liberty Media Corporation, Senior Debentures,
     21,800     Exchangeable for PCS Common Stock, Series 1              4.000%      11/15/29           BB+          13,516,000
     11,700    Liberty Media Corporation                                 0.750%       3/30/23           BB+          12,475,125
      2,395    Lions Gate Entertainment Corporation, 144A                2.938%      10/15/24           N/R           2,236,331
      3,300    Lions Gate Entertainment Corporation, 144A                3.625%       3/15/25           N/R           2,821,500
      4,660    Omnicom Group Inc.                                        0.000%       6/15/33            A-           4,683,300
      4,505    Sirius Satellite Radio Inc.                               3.250%      10/15/11           CCC           5,186,381
      8,950    Walt Disney Company, Convertible Senior Notes             2.125%       4/15/23            A-           9,900,938
-------------------------------------------------------------------------------------------------------------------------------
     77,510    Total Media                                                                                           82,254,742
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.4%
      4,025    Century Aluminum Company                                  1.750%       8/01/24           BB-           5,448,844
      2,065    Placer Dome Inc.                                          2.750%      10/15/23            A-           2,746,450
-------------------------------------------------------------------------------------------------------------------------------
      6,090    Total Metals & Mining                                                                                  8,195,294
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.5%
      8,625    Dominion Resources Inc., Series C                         2.125%      12/15/23           BBB           9,142,500
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 1.0%
      1,275    Cheniere Energy Inc.                                      2.250%       8/01/12           N/R           1,549,125
      2,250    Chesapeake Energy Corporation, 144A                       2.750%      11/15/35            BB           2,314,688
     12,300    Devon Energy Corporation                                  4.900%       8/15/08           BBB          14,990,625
-------------------------------------------------------------------------------------------------------------------------------
     15,825    Total Oil, Gas & Consumable Fuels                                                                     18,854,438
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 2.3%
      4,580    Alexion Pharmaceuticals Inc., 144A                        1.375%       2/01/12           N/R           6,011,250
      4,150    Alexion Pharmaceuticals Inc.                              1.375%       2/01/12           N/R           5,446,875
      5,450    BioMarin Pharmaceutical Inc.                              2.500%       3/29/13           CCC           6,035,875
      5,945    Cubist Pharmaceuticals Inc.                               2.250%       6/15/13           N/R           6,227,388
      6,350    First Horizon Pharmaceutical Corporation                  1.750%       3/08/24           N/R           7,127,875
      4,780    Teva Pharmaceutical Finance, Series A                     0.500%       2/01/24           BBB           4,887,550
      8,500    Wyeth, 144A                                               1.000%       1/15/24             A           8,891,000
-------------------------------------------------------------------------------------------------------------------------------
     39,755    Total Pharmaceuticals                                                                                 44,627,813
-------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.7%
     10,500    CSX Corporation                                           0.000%      10/30/21           BBB          13,256,250
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 1.7%
      8,325    Agere Systems Inc.                                        6.500%      12/15/09             B           8,272,969
      3,075    ASM International NV                                      4.250%      12/06/11            B-           2,986,594
      5,650    Intel Corporation, 144A                                   2.950%      12/15/35            A-           4,781,313
      4,610    LSI Logic Corporation                                     4.000%       5/15/10           Ba3           4,707,963
      3,965    Photronics Inc., Convertible Notes                        2.250%       4/15/08             B           4,435,844
      7,370    RF Micro Devices, Inc.                                    1.500%       7/01/10            B-           7,333,150
-------------------------------------------------------------------------------------------------------------------------------
     32,995    Total Semiconductors & Equipment                                                                      32,517,833
-------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 1.5%
     10,025    Amdocs Limited                                            0.500%       3/15/24          BBB-          10,200,438
      4,255    Cadence Design Systems, Inc.                              0.000%       8/15/23           N/R           4,882,613
      4,725    Informatica Corporation, 144A                             3.000%       3/15/26           N/R           4,660,031
      3,990    Red Hat Inc., Convertible Bond                            0.500%       1/15/24             B           4,344,113
      4,215    Sybase, Inc.                                              1.750%       2/22/25           N/R           4,078,013
-------------------------------------------------------------------------------------------------------------------------------
     27,210    Total Software                                                                                        28,165,208
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 2.3%
      4,030    Best Buy Co., Inc.                                        2.250%       1/15/22          BBB-           4,992,163
      3,100    Charming Shoppes Inc.                                     4.750%       6/01/12           BB-           3,824,625
      6,130    Dick's Sporting Goods Inc.                                1.606%       2/18/24             B           4,697,113
      6,450    Lowes Companies, Inc.                                     0.861%      10/19/21            A+           6,820,875

Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL (continued)
               Sonic Automotive Inc., Convertible Senior
 $    5,135     Subordinated Notes                                       5.250%       5/07/09             B      $    5,051,556
     11,975    TJX Companies, Inc.                                       0.000%       2/13/21            A-           9,550,063
      9,425    United Auto Group Inc., Series 144A                       3.500%       4/01/26             B          10,179,000
-------------------------------------------------------------------------------------------------------------------------------
     46,245    Total Specialty Retail                                                                                45,115,395
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.4%
      5,925    GATX Corporation                                          7.500%       2/01/07           BBB           7,495,125
-------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.8%
      2,435    American Tower Corporation                                3.000%       8/15/12           BB-           3,984,269
      9,000    NII Holdings Inc., 144A                                   2.750%       8/15/25           N/R          11,970,000
-------------------------------------------------------------------------------------------------------------------------------
     11,435    Total Wireless Telecommunication Services                                                             15,954,269
-------------------------------------------------------------------------------------------------------------------------------
    667,698    TOTAL CONVERTIBLE BONDS (COST $674,999,637)                                                          700,745,747
-------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY     RATINGS (3)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 14.4% (9.6% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.2%
 $    1,000    Hexcel Corporation, Term Loan                             6.750%       2/01/15             B      $      940,000
      2,500    K&F Acquisition Inc.                                      7.750%      11/15/14            B-           2,475,000
-------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Aerospace & Defense                                                                              3,415,000
-------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.2%
      1,950    Affinia Group Inc.                                        9.000%      11/30/14          CCC+           1,779,375
      1,300    Keystone Automotive Operations Inc.                       9.750%      11/01/13            B-           1,235,000
-------------------------------------------------------------------------------------------------------------------------------
      3,250    Total Auto Components                                                                                  3,014,375
-------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 0.2%
      4,000    Jacuzzi Brands, Inc.                                      9.625%       7/01/10             B           4,245,000
-------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.7%
      3,000    Ineos Group Holdings PLC, 144A                            8.500%       2/15/16            B2           2,823,750
      2,000    Nell AF Sarl                                              8.375%       8/15/15            B2           1,932,500
      6,500    OM Group Inc.                                             9.250%      12/15/11            B-           6,727,500
      3,000    Rockwood Specialties Group Inc., Series WI                7.500%      11/15/14            B-           2,955,000
-------------------------------------------------------------------------------------------------------------------------------
     14,500    Total Chemicals                                                                                       14,438,750
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.3%
      6,000    HBOS PLC, Series 144A                                     6.413%       9/29/49            A1           5,391,156
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.4%
      5,000    DST Systems Inc.                                          4.125%       8/15/23           N/R           6,637,500
        900    Williams Scotsman Inc., 144A                              8.500%      10/01/15            B+             893,250
-------------------------------------------------------------------------------------------------------------------------------
      5,900    Total Commercial Services & Supplies                                                                   7,530,750
-------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 0.1%
      1,000    GSC Holdings Corporation, 144A                            8.000%      10/01/12           Ba3           1,005,000
-------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.6%
      2,000    Berry Plastics Corporation                               10.750%       7/15/12            B-           2,175,000
      3,450    MDP Acquisitions PLC, Senior Notes                        9.625%      10/01/12            B-           3,570,750
               Owens-Brockway Glass Containers, Guaranteed Senior
      3,000     Note                                                     8.250%       5/15/13             B           3,022,500
      3,000    Owens-Illinois Inc.                                       7.500%       5/15/10             B           2,947,500
-------------------------------------------------------------------------------------------------------------------------------
     11,450    Total Containers & Packaging                                                                          11,715,750
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 0.1%
      2,000    Service Corporation International                         7.700%       4/15/09            BB           2,020,000
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
      2,000    Intelsat Subsidiary Holding Company Limited               8.500%       1/15/13            B+           1,995,000
        750    Syniverse Technologies Inc., Series B                     7.750%       8/15/13             B             733,125
-------------------------------------------------------------------------------------------------------------------------------
      2,750    Total Diversified Telecommunication Services                                                           2,728,125
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.2%
 $    2,000    Midwest Generation LLC                                    8.750%       5/01/34           Ba3      $    2,130,000
        500    Mirant North America LLC., 144A                           7.375%      12/31/13            B2             485,000
      1,000    Sierra Pacific Resources, Series 2006                     6.750%       8/15/17            B1             949,821
-------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Electric Utilities                                                                               3,564,821
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2%
      1,800    Hanover Compressor Company                                7.500%       4/15/13             B           1,773,000
      2,500    Pride International Inc.                                  7.375%       7/15/14           Ba2           2,525,000
-------------------------------------------------------------------------------------------------------------------------------
      4,300    Total Energy Equipment & Services                                                                      4,298,000
-------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.2%
      3,000    Stater Brothers Holdings Inc.                             8.125%       6/15/12            B+           2,977,500
-------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.8%
      7,610    Del Monte Corporation                                     8.625%      12/15/12             B           7,876,350
      1,096    Dole Foods Company                                        8.625%       5/01/09             B           1,052,160
      7,000    Dole Foods Company                                        7.875%       7/15/13             B           6,335,000
-------------------------------------------------------------------------------------------------------------------------------
     15,706    Total Food Products                                                                                   15,263,510
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
        700    Select Medical Corporation                                7.625%       2/01/15            B-             612,500
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.2%
      3,000    US Oncology Inc.                                         10.750%       8/15/14            B-           3,270,000
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.7%
      5,190    Aztar Corporation                                         9.000%       8/15/11           Ba3           5,462,475
      2,345    Boyd Gaming Corporation                                   8.750%       4/15/12            B+           2,468,113
      4,075    Boyd Gaming Corporation                                   7.750%      12/15/12            B+           4,131,031
      1,500    Herbst Gaming Inc.                                        7.000%      11/15/14            B-           1,432,500
      4,100    Intrawest Corporation                                     7.500%      10/15/13            B-           4,100,000
        800    Jacob's Entertainment Inc., 144A                          9.750%       6/15/14            B-             808,000
      2,000    Landry's Restaurants Inc., Series B                       7.500%      12/15/14             B           1,845,000
      2,000    MGM Mirage, Inc.                                          6.750%       8/01/07            BB           2,017,500
      1,000    Park Place Entertainment                                  9.375%       2/15/07           BB+           1,020,000
      1,000    Park Place Entertainment                                  7.875%       3/15/10           BB+           1,042,500
      2,000    Pinnacle Entertainment Inc.                               8.250%       3/15/12            B-           2,015,000
      3,000    Pinnacle Entertainment Inc.                               8.750%      10/01/13            B-           3,142,500
      4,000    Universal City Development Partners                      11.750%       4/01/10            B2           4,375,000
-------------------------------------------------------------------------------------------------------------------------------
     33,010    Total Hotels, Restaurants & Leisure                                                                   33,859,619
-------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.5%
               K. Hovnanian Enterprises Inc., Senior Subordinated
      4,500     Notes                                                    8.875%       4/01/12           Ba2           4,500,000
      5,000    KB Home                                                   8.625%      12/15/08           Ba2           5,206,260
-------------------------------------------------------------------------------------------------------------------------------
      9,500    Total Household Durables                                                                               9,706,260
-------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
        600    NRG Energy Inc.                                           7.250%       2/01/14            B1             586,500
        600    NRG Energy Inc.                                           7.375%       2/01/16            B1             586,500
-------------------------------------------------------------------------------------------------------------------------------
      1,200    Total Independent Power Producers & Energy Traders                                                     1,173,000
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.1%
      1,000    Great West Life and Annuity Insurance Company             7.153%       5/16/46            A-             978,430
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.4%
      1,950    Global Cash Access LLC                                    8.750%       3/15/12            B-           2,064,563
      4,750    SunGard Data Systems Inc., Series 144A                    9.125%       8/15/13            B-           4,951,875
-------------------------------------------------------------------------------------------------------------------------------
      6,700    Total IT Services                                                                                      7,016,438
-------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.4%
      3,000    Greenbrier Companies, Inc.                                8.375%       5/15/15            B+           3,078,750
      2,000    Terex Corporation, Senior Subordinated Notes             10.375%       4/01/11            B+           2,125,000
      3,000    Terex Corporation, Senior Subordinated Notes              9.250%       7/15/11            B+           3,202,500
-------------------------------------------------------------------------------------------------------------------------------
      8,000    Total Machinery                                                                                        8,406,250
-------------------------------------------------------------------------------------------------------------------------------

Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 3.3%
 $    6,900    Allbritton Communications Company, Series B               7.750%      12/15/12            B-      $    6,865,500
      2,000    AMC Entertainment Inc.                                    8.000%       3/01/14            B3           1,842,500
      4,200    American Media Operations Inc., Series B                 10.250%       5/01/09          Caa1           3,937,500
      1,345    American Media Operations Inc.                            8.875%       1/15/11          Caa1           1,197,050
      5,000    Cablevision Systems Corporation, Series B                 8.125%       8/15/09            B+           5,112,500
      3,000    Cablevision Systems Corporation                           7.250%       7/15/08            B+           3,018,750
      2,000    Cablevision Systems Corporation                           8.125%       7/15/09            B+           2,045,000
      2,000    Charter Communications Operating LLC, 144A                8.000%       4/30/12            B2           2,000,000
      6,000    Cinemark USA Inc.                                         9.000%       2/01/13            B-           6,330,000
      1,000    Dex Media West LLC                                        8.500%       8/15/10            B1           1,042,500
      2,198    Dex Media West LLC                                        9.875%       8/15/13             B           2,393,062
      4,000    Medianews Group Inc.                                      6.375%       4/01/14             B           3,520,000
      2,950    Panamsat Corporation                                      9.000%       8/15/14             B           1,989,000
      8,000    Primedia Inc., Senior Notes                               8.875%       5/15/11             B           6,755,000
      2,000    R. H. Donnelley Finance Corp 1                           10.875%      12/15/12             B           2,205,000
      2,000    Sun Media Corporation                                     7.625%       2/15/13           Ba3           2,022,500
      6,200    Vertis Inc.                                               9.750%       4/01/09            B3           6,339,500
      5,500    Young Broadcasting Inc., Senior Subordinated Note        10.000%       3/01/11          Caa2           4,922,500
      2,000    Young Broadcasting Inc.                                   8.750%       1/15/14          Caa2           1,680,000
-------------------------------------------------------------------------------------------------------------------------------
     68,293    Total Media                                                                                           65,217,862
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.3%
      3,000    Chaparral Steel Company                                  10.000%       7/15/13            B1           3,285,000
      1,682    United States Steel Corporation                           9.750%       5/15/10           Ba1           1,799,740
-------------------------------------------------------------------------------------------------------------------------------
      4,682    Total Metals & Mining                                                                                  5,084,740
-------------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - 0.2%
      3,600    Bon-Ton Department Stores Inc., 144A                     10.250%       3/15/14            B2           3,357,000
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.1%
      2,400    Dynegy Holdings Inc., 144A                                8.375%       5/01/16            B2           2,376,000
        500    Northwestern Corporation                                  5.875%      11/01/14          BBB-             492,359
-------------------------------------------------------------------------------------------------------------------------------
      2,900    Total Multi-Utilities                                                                                  2,868,359
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.7%
        600    Chaparral Energy Inc., 144A                               8.500%      12/01/15             B             600,000
      4,345    Chesapeake Energy Corporation                             7.750%       1/15/15            BB           4,377,588
        300    Copano Energy LLC, 144A                                   8.125%       3/01/16             B             300,000
               Hilcorp Energy I LP/Hilcorp Finance Company,
      2,000     Series 144A                                              7.750%      11/01/15             B           1,920,000
      2,000    Premcor Refining Group Inc.                               7.500%       6/15/15          BBB-           2,067,684
      3,000    SemGroup LP, 144A                                         8.750%      11/15/15            B1           3,000,000
      1,500    Whiting Petroleum Corporation                             7.000%       2/01/14             B           1,425,000
-------------------------------------------------------------------------------------------------------------------------------
     13,745    Total Oil, Gas, & Consumable Fuels                                                                    13,690,272
-------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.4%
      2,000    Georgia Pacific Corporation, Debentures                   7.700%       6/15/15             B           1,920,000
      5,000    Georgia Pacific Corporation, Notes                        8.125%       5/15/11             B           5,000,000
-------------------------------------------------------------------------------------------------------------------------------
      7,000    Total Paper & Forest Products                                                                          6,920,000
-------------------------------------------------------------------------------------------------------------------------------
               PERSONAL PRODUCTS - 0.1%
      1,600    Prestige Brands Inc.                                      9.250%       4/15/12            B-           1,576,000
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.1%
        900    Saxon Capital Inc., 144A                                 12.000%       5/01/14             B             911,250
      1,000    Trustreet Properties, Inc.                                7.500%       4/01/15            B+             990,000
        500    Ventas Realty LP, Series WI                               7.125%       6/01/15           BB+             502,500
-------------------------------------------------------------------------------------------------------------------------------
      2,400    Total Real Estate                                                                                      2,403,750
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.1%
               Avago Technologies Finance Pte. Ltd., Floating
      3,400     Rate Note, 5.500% plus three-month LIBOR, 144A          10.125%      12/01/13             B           2,538,000
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.8%
      7,000    Asbury Automotive Group Inc.                              9.000%       6/15/12             B           5,970,000
      1,000    Quiksilver Inc.                                           6.875%       4/15/15           BB-             935,000

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL (continued)
 $    8,000    Warnaco Inc., Senior Notes                                8.875%       6/15/13            B+      $    8,160,000
-------------------------------------------------------------------------------------------------------------------------------
     16,000    Total Specialty Retail                                                                                15,065,000
-------------------------------------------------------------------------------------------------------------------------------
               TEXTILES APPAREL & LUXURY GOODS - 0.2%
      4,000    Jostens IH Corporation                                    7.625%      10/01/12            B-           3,900,000
-------------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - 0.1%
               Caisse Nationale Des Caisses d'Epargne et de
      2,000     Prevoyance                                               6.750%       1/27/49            A+           1,899,910
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COS & DISTRIBUTORS - 0.1%
      2,000    United Rentals North America Inc.                         6.500%       2/15/12            B+           1,900,000
-------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.2%
      4,000    Nextel Communications, Inc., Series D                     7.375%       8/01/15            A-           4,074,268
-------------------------------------------------------------------------------------------------------------------------------
    279,586    TOTAL CORPORATE BONDS (COST $284,616,783)                                                            277,125,395
-------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT
(000)/SHARES   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)          VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CAPITAL PREFERRED SECURITIES - 31.5% (21.0% OF TOTAL INVESTMENTS)
               CAPITAL MARKETS - 5.5%
      6,273    BT Capital Trust, Series B1                               7.900%       1/15/27            A2      $    6,541,591
     15,000    BT Institutional Capital Trust A, 144A                    8.090%      12/01/26            A2          15,716,610
      2,000    BT Institutional Capital Trust B, 144A                    7.750%      12/01/26            A2           2,089,568
      1,250    C.A. Preferred Fund Trust II                              7.000%      10/30/49            A1           1,223,634
     32,750    C.A. Preferred Funding Trust                              7.000%       1/30/49            A1          32,060,809
      3,000    Compass Trust I, Series A+                                8.230%       1/15/27            A3           3,151,527
      3,500    First Union Capital Trust II, Series A                    7.950%      11/15/29            A1           4,056,514
      2,000    First Union Institutional Capital Securities I            8.040%      12/01/26            A1           2,092,348
     15,500    Mellon Capital Trust I, Series A                          7.720%      12/01/26            A2          16,190,711
      9,000    State Street Institutional Capital Trust, 144A            8.035%       3/15/27            A1           9,463,329
     12,419    Washington Mutual Capital Trust I                         8.375%       6/01/27          Baa1          13,126,573
-------------------------------------------------------------------------------------------------------------------------------
               Total Capital Markets                                                                                105,713,214
               ----------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 17.8%
      2,000    AB Svensk Exportkredit, 144A                              6.375%      10/27/49           AA-           1,968,498
      8,000    Abbey National Capital Trust I                            8.963%       6/30/50             A           9,732,800
     43,100    AgFirst Farm Credit Bank                                  7.300%      12/15/53           N/R          43,693,875
     12,120    Bank One Capital III                                      8.750%       9/01/30            A1          14,996,815
      1,974    BankAmerica Capital II, Series 2                          8.000%      12/15/26           Aa3           2,067,601
               BankAmerica Institutional Capital Trust, Series B,
      2,600     144A                                                     7.700%      12/31/26           Aa3           2,716,267
      5,000    BankAmerica Institutional Trust, 144A                     8.070%      12/31/26           Aa3           5,244,170
      2,000    BankBoston Capital Trust I, Series B                      8.250%      12/15/26           Aa3           2,099,928
      1,000    BanPonce Trust I, Series A                                8.327%       2/01/27          Baa1           1,049,236
      4,000    Barclays Bank PLC, 144A                                   8.550%       6/15/49           Aa3           4,415,284
        700    Barclays Bank PLC                                         6.278%      12/15/55           Aa3             617,750
      2,200    DBS Capital Funding Corporation, 144A                     7.657%       3/15/49            A1           2,345,825
               First Chicago NBD Institutional Capital Trust,
      4,315     Series B, 144A                                           7.750%      12/01/26            A1           4,501,503
      5,000    First Chicago NBD Institutional Capital, 144A             7.950%      12/01/26            A1           5,219,905
      5,750    First Empire Capital Trust I                              8.234%       2/01/27          Baa1           6,038,932
     11,000    First Empire Capital Trust II                             8.277%       6/01/27          Baa1          11,619,388
      4,250    First Midwest Bancorp Inc.                                6.950%      12/01/33          Baa2           4,196,314
     36,150    HBOS Capital Funding LP, Notes                            6.850%       3/23/49            A1          34,798,930
     12,838    HSBC Capital Funding LP, 144A                             9.547%      12/31/49            A1          14,398,741
     14,000    HSBC Capital Funding LP, Debt                            10.176%       6/30/50            A1          19,185,656
     19,605    KBC Bank Fund Trust III, 144A                             9.860%       5/02/50            A2          21,787,272
      4,000    KeyCorp Capital III                                       7.750%       7/15/29            A3           4,426,884
     15,000    KeyCorp Institutional Capital Trust A                     7.826%      12/01/26            A3          15,671,415
     17,000    Lloyds TSB Bank PLC, Subordinated Note                    6.900%      11/22/49           Aa2          16,663,349
      1,000    Nordbanken AB, 144A                                       8.950%      11/29/49             A           1,087,171
     12,500    North Fork Capital Trust II                               8.000%      12/15/27            A3          13,250,100
      2,000    Popular North American Capital Trust I                    6.564%       9/15/34          Baa1           1,826,118
     14,750    RBS Capital Trust B                                       6.800%      12/31/49            A1          14,218,263
      2,000    Reliance Capital Trust I, Series B                        8.170%       5/01/28           N/R           2,133,316
      1,202    Republic New York Capital II, Capital Securities          7.530%      12/04/26            A1           1,252,537

Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
      AMOUNT
(000)/SHARES   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS (continued)
      6,200    Royal Bank of Scotland Group PLC                          9.118%       3/31/49            A1      $    6,814,234
      4,472    St. George Funding Company LLC, 144A                      8.485%      12/31/47            A3           4,751,469
      2,250    Swedbank ForeningsSparbanken AB, 144A                     9.000%       9/17/50            A2           2,511,666
     13,330    Unicredito Italiano Capital Trust, 144A                   9.200%       4/05/51            A-          14,840,409
      3,800    Union Planters Capital Trust A                            8.200%      12/15/26            A2           3,975,351
               Washington Mutual Preferred Funding Cayman, Series
     21,300     A-1, 144A                                                7.250%       3/15/49           BBB          20,291,914
               Washington Mutual Preferred Funding Delaware,
      7,200     Series A-1, 144A                                         6.534%       3/15/49           BBB           6,922,130
      2,000    Zions Institutional Capital Trust, Series A               8.536%      12/15/26          Baa1           2,101,270
-------------------------------------------------------------------------------------------------------------------------------
               Total Commercial Banks                                                                               345,432,286
               ----------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 2.1%
      9,000    BNP Paribas Capital Trust                                 7.200%      12/31/49            A+           9,003,501
      1,000    Citigroup Capital III                                     7.625%      12/01/36           Aa2           1,095,154
      2,500    Fulton Capital Trust I                                    6.290%       2/01/36            A3           2,272,515
      3,000    JPM Capital Trust II                                      7.950%       2/01/27            A1           3,145,767
     23,600    Old Mutual Capital Funding, Notes                         8.000%       6/22/53          Baa2          24,259,809
-------------------------------------------------------------------------------------------------------------------------------
               Total Diversified Financial Services                                                                  39,776,746
               ----------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
     19,080    Centaur Funding Corporation, Series B, 144A               9.080%       4/21/20           BBB          22,413,038
-------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.3%
      5,700    Stanley Works Capital Trust I, 144A                       5.902%      12/01/45          Baa1           5,321,856
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 3.9%
     10,000    American General Capital II                               8.500%       7/01/30           Aa3          12,450,440
      4,980    American General Institutional Capital, 144A              8.125%       3/15/46           Aa3           5,886,021
     14,250    Mangrove Bay, Class 3, 144A                               6.102%       7/15/33          BBB+          13,630,652
      5,000    Oil Insurance Limited, 144A                               7.550%      12/30/49          Baa1           4,993,250
      3,750    Prudential PLC                                            6.500%       6/29/49            A+           3,457,785
               Sun Life Canada Capital Trust, Capital Securities,
     13,500     144A                                                     8.526%       5/06/47            A+          14,292,639
     18,859    Zurich Capital Trust I, 144A                              8.376%       6/01/37            A-          19,940,601
-------------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                       74,651,388
               ----------------------------------------------------------------------------------------------------------------
               OIL, GAS, & CONSUMABLE FUELS - 0.5%
     12,355    KN Capital Trust III                                      7.630%       4/15/28          Baa3          10,366,426
-------------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - 0.2%
      3,365    Great Western Financial Trust II, Series A                8.206%       2/01/27          Baa1           3,536,882
-------------------------------------------------------------------------------------------------------------------------------
               TOTAL CAPITAL PREFERRED SECURITIES (COST
                $644,929,279)                                                                                       607,211,836
               ----------------------------------------------------------------------------------------------------------------
     SHARES    DESCRIPTION (1)                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
               INVESTMENT COMPANIES -- 1.2% (0.8% OF TOTAL
                INVESTMENTS)
               Flaherty and Crumrine/Claymore Preferred
    268,582     Securities Income Fund Inc.                                                                      $    5,237,349
               Flaherty and Crumrine/Claymore Total Return Fund
    150,633     Inc.                                                                                                  2,880,103
      6,495    John Hancock Preferred Income Fund                                                                       146,073
     24,372    John Hancock Preferred Income Fund II                                                                    539,840
    330,281    John Hancock Preferred Income Fund III                                                                 6,519,747
     95,073    Preferred and Corporate Strategies Fund Inc.                                                           1,895,756
    353,379    Preferred Income Strategies Fund Inc.                                                                  6,700,066
-------------------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENT COMPANIES (COST $24,205,922)                                                         23,918,934
               ----------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.2% (2.8% OF TOTAL INVESTMENTS)
               Repurchase Agreement with State Street Bank, dated
 $   80,684     6/30/06, repurchase price                                4.130%       7/03/06                  $   80,684,441
                 $80,712,210, collateralized by $82,715,000, U.S.
                 Treasury Notes 4.875%, due 4/30/11, value
                 $82,301,425
-----------
-----------------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $80,684,441)                                                     80,684,441
               --------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS (COST $2,949,635,171) - 150.4%                                                 2,897,285,395
               --------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - (0.3)%                                                              (6,434,070)
               --------------------------------------------------------------------------------------------------------------
               PREFERRED SHARES, AT LIQUIDATION VALUE - (50.1)%                                                  (965,000,000)
               --------------------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                   $1,925,851,325
               --------------------------------------------------------------------------------------------------------------

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2006:

                                    FIXED RATE
                                          PAID  FIXED RATE    FLOATING RATE  FLOATING RATE                   UNREALIZED
                       NOTIONAL    BY THE FUND     PAYMENT         RECEIVED        PAYMENT  TERMINATION    APPRECIATION
 COUNTERPARTY            AMOUNT   (ANNUALIZED)   FREQUENCY  BY THE FUND (8)      FREQUENCY         DATE  (DEPRECIATION)
 ----------------------------------------------------------------------------------------------------------------------
 JPMorgan Chase     $97,000,000       3.395%      Monthly         5.138%        Monthly       7/06/06    $  (209,668)
 JPMorgan Chase      97,000,000       3.360       Monthly         5.302         Monthly       1/23/09      5,111,266
 Morgan Stanley      97,000,000       3.048       Monthly         5.302         Monthly       1/23/08      3,697,312
 Royal Bank of
  Canada             97,000,000       2.679       Monthly         5.302         Monthly       1/23/07      1,607,648
 ----------------------------------------------------------------------------------------------------------------------
                                                                                                         $10,206,558
 ----------------------------------------------------------------------------------------------------------------------

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Non-income producing.
        (3)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (4)      Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown.
        (5)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks. Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent
                 Bank and/or Borrower prior to the disposition of a Senior Loan.
        (6)      Investment is eligible for the Dividends Received Deduction.
        (7)      Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
        (8)      Based on USD-LIBOR (United States Dollar-London Interbank Offered Rate).
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CBTCS      Corporate Backed Trust Certificates.
      CORTS      Corporate Backed Trust Securities.
      PCARS      Public Credit and Repackaged Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES June 30, 2006 (Unaudited)

                                                                PREFERRED AND       PREFERRED AND
                                                                  CONVERTIBLE         CONVERTIBLE
                                                                       INCOME            INCOME 2
                                                                        (JPC)               (JQC)
-------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,100,146,620 and
  $2,949,635,171, respectively)                               $2,069,348,139      $2,897,285,395
Cash                                                                  71,805                  --
Unrealized appreciation on interest rate swaps                     7,737,752          10,206,558
Receivables:
  Dividends                                                        2,584,116           2,534,504
  Interest                                                        10,480,195          16,199,507
  Investments sold                                                12,871,245          27,140,834
  Reclaims                                                                --              69,108
Other assets                                                         131,462             123,298
-------------------------------------------------------------------------------------------------
     Total assets                                              2,103,224,714       2,953,559,204
-------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                 34,203,812          60,616,057
Accrued expenses:
  Management fees                                                    898,356           1,215,309
  Other                                                              378,927             470,566
FundPreferred shares dividends payable                               322,331             405,947
-------------------------------------------------------------------------------------------------
     Total liabilities                                            35,803,426          62,707,879
-------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                       708,000,000         965,000,000
-------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $1,359,421,288      $1,925,851,325
-------------------------------------------------------------------------------------------------
Common shares outstanding                                         99,690,977         140,495,800
-------------------------------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $        13.64      $        13.71
-------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $      996,910      $    1,404,958
Paid-in surplus                                                1,411,120,142       1,990,088,778
Undistributed (Over-distribution of) net investment income       (41,403,764)        (47,101,918)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                         11,768,729          23,602,725
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                    (23,060,729)        (42,143,218)
-------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $1,359,421,288      $1,925,851,325
-------------------------------------------------------------------------------------------------
Authorized shares:
  Common                                                           Unlimited           Unlimited
  FundPreferred                                                    Unlimited           Unlimited
-------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
     OPERATIONS Six Months Ended June 30, 2006 (Unaudited)

                                                              PREFERRED AND     PREFERRED AND
                                                                CONVERTIBLE       CONVERTIBLE
                                                                     INCOME          INCOME 2
                                                                      (JPC)             (JQC)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $ 29,750,741      $ 39,340,145
Interest                                                        29,156,019        44,951,951
---------------------------------------------------------------------------------------------
Total investment income                                         58,906,760        84,292,096
---------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                  8,891,662        12,166,761
FundPreferred shares - auction fees                                877,727         1,196,336
FundPreferred shares - dividend disbursing agent fees               17,989            26,531
Shareholders' servicing agent fees and expenses                      7,160             7,438
Custodian's fees and expenses                                      257,475           340,356
Trustees' fees and expenses                                         30,457            35,741
Professional fees                                                   33,036            60,004
Shareholders' reports - printing and mailing expenses              129,265           181,179
Stock exchange listing fees                                         18,144            25,553
Investor relations expense                                          58,056            84,777
Other expenses                                                      27,466            35,120
---------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                 10,348,437        14,159,796
  Custodian fee credit                                             (18,244)           (7,411)
  Expense reimbursement                                         (3,355,587)       (4,684,184)
---------------------------------------------------------------------------------------------
Net expenses                                                     6,974,606         9,468,201
---------------------------------------------------------------------------------------------
Net investment income                                           51,932,154        74,823,895
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                    9,027,476        20,573,173
  Interest rate swaps                                            2,833,738         3,358,315
Change in net unrealized appreciation (depreciation) of:
  Investments                                                  (50,398,217)      (72,955,745)
  Interest rate swaps                                               97,991          (148,092)
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                        (38,439,012)      (49,172,349)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From and in excess of net investment income                    (15,645,314)      (21,502,164)
From accumulated net realized gains                                     --                --
---------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                  (15,645,314)      (21,502,164)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                      $ (2,152,172)     $  4,149,382
---------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
     CHANGES IN NET ASSETS (Unaudited)

                                                                   PREFERRED AND                         PREFERRED AND
                                                              CONVERTIBLE INCOME (JPC)             CONVERTIBLE INCOME 2 (JQC)
                                                          --------------------------------     ----------------------------------
                                                              SIX MONTHS                            SIX MONTHS
                                                                   ENDED        YEAR ENDED               ENDED         YEAR ENDED
                                                                 6/30/06          12/31/05             6/30/06           12/31/05
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $   51,932,154    $  112,807,428     $   74,823,895     $  157,318,683
Net realized gain (loss) from:
  Investments                                                  9,027,476        19,497,960         20,573,173         12,860,799
  Futures                                                             --          (425,117)                --            245,100
  Interest rate swaps                                          2,833,738         1,556,692          3,358,315          2,000,191
Change in net unrealized appreciation (depreciation) of:
  Investments                                                (50,398,217)      (96,969,970)       (72,955,745)      (119,738,770)
  Futures                                                             --           325,875                 --            424,500
  Interest rate swaps                                             97,991         3,055,918           (148,092)         4,331,569
Distributions to FundPreferred shareholders:
  From and in excess of net investment income                (15,645,314)               --        (21,502,164)                --
  From net investment income                                          --       (21,981,246)                --        (29,789,687)
  From accumulated net realized gains                                 --          (482,035)                --           (944,714)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares from operations                               (2,152,172)       17,385,505          4,149,382         26,707,671
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                  (52,914,790)               --        (73,988,630)                --
From net investment income                                            --      (114,775,658)                --       (153,140,768)
From accumulated net realized gains                                   --       (16,385,704)                --        (12,048,934)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders                  (52,914,790)     (131,161,362)       (73,988,630)      (165,189,702)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                     (5,457,666)               --         (6,388,907)                --
FundPreferred shares offering costs adjustments                       --                --                 --             (1,595)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares from capital share transactions               (5,457,666)               --         (6,388,907)            (1,595)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares                                              (60,524,628)     (113,775,857)       (76,228,155)      (138,483,626)
Net assets applicable to Common shares at the beginning
  of period                                                1,419,945,916     1,533,721,773      2,002,079,480      2,140,563,106
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
  period                                                  $1,359,421,288    $1,419,945,916     $1,925,851,325     $2,002,079,480
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
  income at the end of period                             $  (41,403,764)   $  (24,775,814)    $  (47,101,918)    $  (26,435,019)
---------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Preferred and Convertible Income Fund (JPC) and Nuveen Preferred and Convertible Income Fund 2 (JQC). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Each Fund seeks to provide high income by investing primarily in a portfolio of preferred securities, convertible securities, and, to a lesser degree, high yield and equity securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities and instruments, other than futures, are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of other derivative instruments are provided by an independent pricing service approved by the Funds' Board of Trustees. The prices of fixed-income securities are generally also provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security or instrument, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2006, Preferred and Convertible Income (JPC) and Preferred and Convertible Income 2 (JQC) had outstanding when-issued purchase commitments of $2,500,000 and $10,364,688, respectively.

Investment Income
Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

The Funds make monthly cash distributions to Common shareholders of a stated dollar amount per share. Effective with the distribution payable June 1, 2006, and subject to approval and oversight by the Funds' Board of Trustees, each Fund began to make distributions that seek to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the financial statements contained in the annual report as of December 31 each year.

Real Estate Investment Trust ("REIT") distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Funds from the REITs was as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               66.92%             71.62%
Long-term and short-term capital gains                                        33.08              28.38
Return of REIT capital                                                          --                  --
-------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

For the six months ended June 30, 2006, the Funds applied the actual percentages for the twelve months ended December 31, 2005, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Funds adjust that estimated breakdown of income type (and consequently their net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2005, are reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2006, are provisionally classified as being "From and in excess of net investment income", and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income as of June 30, 2006, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2006, reflect an over-distribution of net investment income.

FundPreferred Shares
The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Number of shares:
  Series M                                                                    4,720               3,860
  Series M2                                                                      --               3,860
  Series T                                                                    4,720               3,860
  Series T2                                                                      --               3,860
  Series W                                                                    4,720               3,860
  Series W2                                                                      --               3,860
  Series TH                                                                   4,720               3,860
  Series TH2                                                                     --               3,860
  Series F                                                                    4,720               3,860
  Series F2                                                                   4,720               3,860
-------------------------------------------------------------------------------------------------------
Total                                                                        28,320              38,600
-------------------------------------------------------------------------------------------------------

Interest Rate Swap Transactions
The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Futures Contracts
Each Fund may use futures contracts to hedge against changes in the values of securities the Fund owns. Each Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. Risk may arise from the potential inability of the counterparty to meet the terms of the contract. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time is was closed. At June 30, 2006, there were no open futures contracts in either Fund.

Short Sales
The Funds are authorized to make short sales of securities if the Funds own at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in "Change in net unrealized appreciation (depreciation) of investments." At June 30, 2006, there were no outstanding short sales in either Fund.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
On February 3, 2006, the Funds' Board of Trustees approved an open market share repurchase program a part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares.

Transactions in Common shares were as follows:

                                                          PREFERRED AND                         PREFERRED AND
                                                    CONVERTIBLE INCOME (JPC)             CONVERTIBLE INCOME 2 (JQC)
                                                  -----------------------------         -----------------------------
                                                   SIX MONTHS              YEAR          SIX MONTHS              YEAR
                                                        ENDED             ENDED               ENDED             ENDED
                                                      6/30/06          12/31/05             6/30/06          12/31/05
---------------------------------------------------------------------------------------------------------------------
Shares repurchased                                   (432,200)               --            (511,200)               --
---------------------------------------------------------------------------------------------------------------------
Average price per share repurchased                    $12.63                --              $12.50                --
---------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2006, were as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Purchases                                                             $582,569,539         $839,448,740
Sales and maturities                                                   613,364,057          858,999,010
-------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2006, the cost of investments was as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Cost of investments                                                  $2,120,399,922      $2,979,465,155
-------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2006, were as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                        $ 47,136,170         $ 53,019,304
  Depreciation                                                         (98,187,953)        (135,199,064)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $ (51,051,783)       $ (82,179,760)
-------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2005, the Funds' last tax year end, were as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                       $247,471           $1,795,011
Undistributed net long-term capital gains                                       --                   --
-------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Distributions from ordinary income *                                  $136,580,519         $182,688,579
Distributions from net long-term capital gains                          16,867,739           12,933,648
-------------------------------------------------------------------------------------------------------

 * Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .7000%
For the next $500 million                                                               .6750
For the next $500 million                                                               .6500
For the next $500 million                                                               .6250
For Managed Assets over $2 billion                                                      .6000
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2006, the complex-level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                                COMPLEX-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $55 billion                                                               .2000%
For the next $1 billion                                                                 .1800
For the next $1 billion                                                                 .1600
For the next $3 billion                                                                 .1425
For the next $3 billion                                                                 .1325
For the next $3 billion                                                                 .1250
For the next $5 billion                                                                 .1200
For the next $5 billion                                                                 .1175
For the next $15 billion                                                                .1150
For Managed Assets over $91 billion(2)                                                  .1400
---------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Froley, Revy Investment Co., Inc. ("Froley, Revy") and Symphony Asset Management, LLC ("Symphony"). Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Froley, Revy manages the portion of the Funds' investment portfolios allocated to convertible securities. Symphony manages the portion of the Funds' investment portfolios allocated to debt securities. Spectrum, Froley, Revy and Symphony are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of their Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Preferred and Convertible Income's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
MARCH 31,                                 MARCH 31,
------------------------------------------------------------
2003 *                            .32%   2008            .32%
2004                              .32    2009            .24
2005                              .32    2010            .16
2006                              .32    2011            .08
2007                              .32
------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Preferred and Convertible Income 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
JUNE 30,                                   JUNE 30,
------------------------------------------------------------
2003 *                            .32%   2008            .32%
2004                              .32    2009            .24
2005                              .32    2010            .16
2006                              .32    2011            .08
2007                              .32
------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

6. NEW ACCOUNTING PRONOUNCEMENT
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. SUBSEQUENT EVENT
Distributions to Common Shareholders
The Funds declared Common share distributions which were paid on August 1, 2006, to shareholders of record on July 15, 2006, as follows:

                                                                          PREFERRED           PREFERRED
                                                                                AND                 AND
                                                                        CONVERTIBLE         CONVERTIBLE
                                                                             INCOME            INCOME 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Distribution per share                                                       $.0950              $.0950
-------------------------------------------------------------------------------------------------------

Financial
       HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                                          Investment Operations
                                    -----------------------------------------------------------------
                                                               Distributions
                                                                    from Net   Distributions
                        Beginning                                 Investment    from Capital
                           Common                        Net       Income to        Gains to
                            Share          Net     Realized/   FundPreferred   FundPreferred
                        Net Asset   Investment    Unrealized          Share-          Share-
                            Value    Income(b)   Gain (Loss)        holders+        holders+    Total
-----------------------------------------------------------------------------------------------------
PREFERRED AND CONVERTIBLE INCOME (JPC)
-----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006(a)                 $   14.18   $      .52   $      (.37)  $        (.16)* $          --   $ (.01)
2005                        15.32         1.13          (.74)           (.22)             --      .17
8/01/04-12/31/04            14.73          .52           .85            (.04)           (.01)    1.32
Year Ended 7/31:
2004                        14.12         1.25           .71            (.08)             --     1.88
2003(c)                     14.33          .30          (.02)           (.02)             --      .26
PREFERRED AND CONVERTIBLE INCOME 2 (JQC)
-----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006(a)                     14.20          .53          (.34)           (.15)*            --      .04
2005                        15.18         1.12          (.70)           (.21)           (.01)     .20
8/01/04-12/31/04            14.33          .51           .90            (.05)             --     1.36
Year Ended 7/31:
2004                        13.83         1.16           .73            (.08)             --     1.81
2003(d)                     14.33          .04          (.53)             --              --     (.49)
-----------------------------------------------------------------------------------------------------

                             Less Distributions
                       ------------------------------

                              Net                            Offering
                       Investment    Capital                Costs and      Ending
                        Income to   Gains to            FundPreferred      Common
                           Common     Common                    Share       Share    Ending
                           Share-     Share-             Underwriting   Net Asset    Market
                          holders    holders    Total       Discounts       Value     Value
---------------------  --------------------------------------------------------------------
PREFERRED AND CONVERT
---------------------
Year Ended 12/31:
2006(a)                $     (.53)*  $   --    $ (.53)  $          --   $   13.64   $ 12.29
2005                        (1.15)     (.16)    (1.31)             --       14.18     11.97
8/01/04-12/31/04             (.50)     (.23)     (.73)             --       15.32     14.33
Year Ended 7/31:
2004                        (1.22)     (.05)    (1.27)             --       14.73     13.95
2003(c)                      (.30)       --      (.30)           (.17)      14.12     14.57
PREFERRED AND CONVERT
---------------------
Year Ended 12/31:
2006(a)                      (.53)*      --      (.53)             --       13.71     12.28
2005                        (1.09)     (.09)    (1.18)             --       14.20     12.11
8/01/04-12/31/04             (.49)     (.02)     (.51)             --       15.18     13.87
Year Ended 7/31:
2004                        (1.17)       --     (1.17)           (.14)      14.33     13.54
2003(d)                        --        --        --            (.01)      13.83     14.69
---------------------

* Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2006.
**   Annualized.
*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**** After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares.
     - Each ratio includes the effect of the dividend expense on securities sold short as follows:

                                                 Ratio of Dividend Expense on Securities
                                                     Sold Short to Average Net Assets
                                                       Applicable to Common Shares
                                            --------------------------------------------------

        PREFERRED AND CONVERTIBLE INCOME
          (JPC)
        Year Ended 12/31:
        2005                                                         .01%
        8/01/04-12/31/04                                             .04**
        Year Ended 7/31:
        2004                                                         .03
        2003(c)                                                       --
        PREFERRED AND CONVERTIBLE INCOME 2
          (JQC)
        Year Ended 12/31:
        2005                                                         .01%
        8/01/04-12/31/04                                             .05**
        Year Ended 7/31:
        2004                                                         .03
        2003(d)                                                       --

(a)   For the six months ended June 30, 2006.
(b) Per share Net Investment Income is calculated using the average daily shares method.
(c) For the period March 26, 2003 (commencement of operations) through July 31, 2003.
(d) For the period June 25, 2003 (commencement of operations) through July 31, 2003.

                                                           Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------------
        Total Returns                     Before Credit/Reimbursement    After Credit/Reimbursement****
     -------------------                  ----------------------------   ------------------------------
                                                          Ratio of Net                     Ratio of Net
                   Based                     Ratio of       Investment       Ratio of        Investment
                      on                     Expenses        Income to       Expenses         Income to
                  Common     Ending Net    to Average          Average     to Average           Average
        Based      Share         Assets    Net Assets       Net Assets     Net Assets        Net Assets
           on        Net     Applicable    Applicable       Applicable     Applicable        Applicable   Portfolio
       Market      Asset      to Common     to Common        to Common      to Common         to Common    Turnover
     Value***   Value***   Shares (000)      Shares++         Shares++       Shares++          Shares++        Rate
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
         7.13%      (.13)% $  1,359,421         1.50%**          7.02%**       1.01%**           7.51%**        28%
        (7.63)      1.32      1,419,946         1.50             7.25          1.03              7.72           37
         8.06       9.07      1,533,722         1.51**           7.66**        1.04**            8.13**         13
         4.34      13.44      1,474,983         1.53             7.90          1.05              8.37           19
         (.89)       .58      1,412,983         1.29**           5.67**         .87**            6.09**         21
-------------------------------------------------------------------------------------------------------------------
         5.79        .42      1,925,851         1.45**           7.17**         .97**            7.65**         29
        (4.40)      1.41      2,002,079         1.46             7.25           .99              7.72           34
         6.20       9.59      2,140,563         1.47**           7.81**        1.00**            8.28**         13
          .10      12.25      2,021,258         1.47             7.51          1.00              7.98           27
        (2.07)     (3.49)     1,950,622          .97**           2.86**         .65**            3.18**          5
-------------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
---  ---------------------------------------
---
     $   708,000    $   25,000    $  73,002
         708,000        25,000       75,139
         708,000        25,000       79,157
         708,000        25,000       77,083
         708,000        25,000       74,893
---
         965,000        25,000       74,893
         965,000        25,000       76,867
         965,000        25,000       80,455
         965,000        25,000       77,364
              --            --           --
---

                                 See accompanying notes to financial statements.

                 ANNUAL INVESTMENT
                 MANAGEMENT AGREEMENT
                 APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM and the Sub-Advisory Agreements between NAM and Spectrum, Froley, Revy and Symphony, respectively (each, a "Sub-Adviser"). NAM and the Sub-Advisers are each a "Fund Adviser."

THE APPROVAL PROCESS
During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with a Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

    - the nature, extent and quality of services provided by the Fund Adviser;

    - the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

    - the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);

    - the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

    - the expenses of the Fund Adviser in providing the various services;

    - the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

    - the advisory fees the Fund Adviser assesses to other types of investment products or clients;

    - the soft dollar practices of the Fund Adviser, if any; and

    - from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreements) with the respective Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In reviewing the Fund Advisers, the Trustees considered the nature, extent and quality of the respective Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for its fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. With respect to each Sub-Adviser, the Trustees also received and reviewed an evaluation of the Sub-Adviser from NAM. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, the Fund's investment objectives and performance (as applicable). The Trustees noted that NAM recommended the renewal of the

Sub-Advisory Agreements and considered the basis for such recommendation and any qualifications in connection therewith. Given the Trustees' experience with the Funds (including any other Nuveen funds advised by a Fund Adviser) and each Fund Adviser, the Trustees recognized and considered the quality of their investment processes in making portfolio management decisions as well as any refinements or improvements thereto. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as any additional refinements and improvements adopted to the portfolio management processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to each Sub-Adviser, the independent Trustees noted that each respective Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

With respect to NAM, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings). In addition to the above, because the Funds utilize Sub-Advisers, the Trustees also considered NAM's ability and procedures to monitor each respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the enhancements in the investment oversight process, including increased site visits and departments participating in investment oversight.

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to Funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the"Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as, the Nuveen Diversified Dividend and Income Fund, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Tax-Advantaged Floating Rate Fund, and the Nuveen Real Estate Income Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer

                 ANNUAL INVESTMENT
                 MANAGEMENT AGREEMENT APPROVAL PROCESS (continued)

   Universe and the Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group may not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end funds, the Trustees believe such facts justify the different levels of fees.

   In considering the advisory fees of a Sub-Adviser, the Trustees also considered the pricing schedule that the Sub-Adviser charges for similar investment management services for other sponsors or clients. With respect to Symphony, the Trustees reviewed the generally higher fees for hedge funds and accounts it manages, which include performance fees.

   3. PROFITABILITY OF FUND ADVISERS
   In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. With respect to unaffiliated Sub-Advisers (i.e., Spectrum and Froley, Revy), the Trustees also considered the Sub-Adviser's revenues from serving as a Sub-Adviser to the Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients.

The Trustees also considered the soft dollar arrangements, if any, of the Sub-Advisers. With respect to Froley, Revy, the Trustees noted such Sub-Adviser has engaged in soft dollar arrangements. The Trustees recognize this Sub-Adviser benefits from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. At the May Meeting and in prior meetings, the Trustees have received and reviewed materials concerning such Sub-Adviser's soft dollar arrangements, including the type of research received. Such Sub-Adviser has agreed to limit the type of research received with the use of soft dollars to that with intellectual content. The Trustees note that such Sub-Adviser's profitability may be lower if it was required to pay for this research with hard dollars. With respect to Spectrum, such Sub-Adviser does not currently use soft dollar arrangements. Finally, with respect to Symphony, Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the respective Investment Management Agreement and Sub-Advisory Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

AUTOMATIC DIVIDEND
     REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

The Fund is amending the terms and conditions of its Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on December 1, 2006. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                                     Notes

                                     Notes

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report JPC and JQC repurchased 432,200 and 511,200 of common shares, respectively. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

(back cover photo)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, NWQ a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

                                                                     ESA-F-0606D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
FEBRUARY 3-28, 2006

                           216,400               $12.69       216,400                     9,783,600
MARCH 1-31, 2006

                           179,500               $12.60       395,900                     9,604,100
APRIL 1-30, 2006

                           26,300                $12.08       422,200                     9,577,800
MAY 1-31, 2006

                           10,000                $12.37       432,200                     9,567,800
JUNE 1-30, 2006

                           0                     $0           432,200                     9,567,800

TOTAL                      432,200

* The registrant's repurchase program was announced February 3, 2006. The registrant's repurchase program authorized the repurchase of 10,000,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Convertible Income Fund

By (Signature and Title)*   /s/ Jessica R. Droeger
                            ---------------------------------------
                            Jessica R. Droeger
                            Vice President and Secretary

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 8, 2006

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 8, 2006

* Print the name and title of each signing officer under his or her signature.